THE TARGET PORTFOLIO TRUST(R)
Prospectus dated May 1, 1998
--------------------------------------------------------------------------------

     The Target Portfolio Trust(R) (the Trust), is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Investments Fund Management LLC. (PIFM or the Manager). Each Portfolio benefits from discretionary advisory services provided by one or more investment advisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following Portfolios:

Equity Portfolios
     - Large Capitalization Growth Portfolio
     - Large Capitalization Value Portfolio
     - Small Capitalization Growth Portfolio
     - Small Capitalization Value Portfolio
     - International Equity Portfolio
Income Portfolios
     - International Bond Portfolio
     - Total Return Bond Portfolio
     - Intermediate-Term Bond Portfolio
     - Mortgage Backed Securities Portfolio
     - U.S. Government Money Market Portfolio

     The U.S. Government Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share. Shares of the U.S. Government Money Market Portfolio are not guaranteed or insured by the U.S. Government. There can be no assurance that the U.S. Government Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     Shares of the Portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. Participation in the Target Program is subject to payment of a separate investment advisory or program fee. For all accounts other than Individual Retirement Accounts (IRAs) and qualified employee benefit plans (collectively, Plans) the quarterly advisory fee is charged at a maximum annual rate of 1.5% of assets invested in equity portfolios and 1.0% of assets invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets invested in equity portfolios and 1.35% of assets invested in income portfolios. Certain clients may be eligible for a reduction or waiver of the advisory fee. See "Purchase and Redemption of Shares." The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, will involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of professional asset allocation recommendations. The Target Program or shares of the Trust are also available (without participation in the Target Program) to banks, trust companies and other investment advisory services which maintain securities accounts with Prudential Securities and to certain fee based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the Portfolios are an available option without payment of the Target Program fee.

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated May 1, 1998, which information is incorporated herein by reference and is available without charge upon request to the Trust at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Trust.
--------------------------------------------------------------------------------

     Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

     The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

     THE TRUST. The Trust is a management investment company providing a convenient means of investing in separate professionally managed Portfolios. The assets of each of the Portfolios are managed on a discretionary basis by one or more separate Advisers. See "Management of the Trust." The Trust is a series company currently consisting of ten Portfolios. As with an investment in any mutual fund, an investment in a Portfolio can decrease in value and you can lose money. Except for the International Bond Portfolio, each of these Portfolios is a diversified portfolio within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). There are certain risks associated with an investment in a non-diversified portfolio. See "Description of the Portfolios--International Bond Portfolio."

EQUITY PORTFOLIOS

     LARGE CAPITALIZATION GROWTH PORTFOLIO -- seeks to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks of companies that, in the Adviser's opinion, are characterized by a growth of earnings at a rate faster than that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Dividend income is an incidental consideration in the selection of investments. The Portfolio may also invest in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. See "Description of the Portfolios--Other Investments and Policies." The stocks of the companies in which the Portfolio may invest are subject to industry, economic and market risks. The Advisers to the Portfolio are Columbus Circle Investors, a subpartnership of PIMCO Advisors L.P., and Oak Associates, Ltd.

     LARGE CAPITALIZATION VALUE PORTFOLIO -- seeks to achieve total return consisting of capital appreciation and dividend income by investing primarily in a portfolio of common stocks that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. The Portfolio may also invest in other equity securities, including preferred stock, corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Description of the Portfolios--Other Investments and Policies." The stocks of the companies in which the Portfolio may invest are subject to industry, economic and market risks. The Advisers to the Portfolio are INVESCO Capital Management, Inc. and Hotchkis and Wiley, a division of Merrill Lynch Asset Management, L.P.

     SMALL CAPITALIZATION GROWTH PORTFOLIO -- seeks to achieve maximum capital appreciation by investing primarily in a portfolio of common stocks of "emerging growth" companies. The securities of the companies in which the Portfolio will invest may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the markets in general. The Portfolio may also invest in preferred stock, obligations issued or guaranteed by the U.S. Government and money market instruments. See "Description of the Portfolios-- Other Investments and Policies." The Advisers to the Portfolio are Nicholas-Applegate Capital Management and Investment Advisers, Inc.

     SMALL CAPITALIZATION VALUE PORTFOLIO -- seeks to achieve above average capital appreciation by investing primarily in a portfolio of common stocks of companies with a total market capitalization of less than $1.5 billion that, in the Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase. The Portfolio may also invest in securities convertible into common stock,

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

preferred stock, debt obligations with capital appreciation potential and money market instruments. See "Description of the Portfolios-- Other Investments and Policies." The securities of the companies in which the Portfolio will invest may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the markets in general. The Advisers to the Portfolio are Lazard Asset Management, a division of Lazard Freres & Co. LLC, and Wood, Struthers & Winthrop Management Corp., a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation.

     INTERNATIONAL EQUITY PORTFOLIO -- seeks to achieve capital appreciation by investing primarily in a portfolio of equity securities of companies domiciled outside the United States. The Portfolio will invest in companies in developed as well as developing countries. Investing in international equity securities involves risks not associated with investment in the securities of U.S. companies, including exposure to less diverse and mature economies, greater market volatility and changes in currency exchange rates. Investments in developing countries involve additional risks. See "Description of the Portfolios--International Equity Portfolio." The Portfolio may engage in forward currency transactions, purchase and write put and call options on foreign currencies and trade currency futures contracts and options thereon. The Portfolio may also invest in closed-end country or regional funds and money market instruments. See "Description of the Portfolios-- Other Investments and Policies." The Adviser to the Portfolio is Lazard Asset Management, a division of Lazard Freres & Co. LLC.

INCOME PORTFOLIOS

     INTERNATIONAL BOND PORTFOLIO -- seeks to achieve high total return by investing primarily in high quality debt securities denominated primarily in foreign currencies. Under normal market circumstances, the Portfolio will invest at least 65% of its total assets in high quality debt securities denominated in foreign currencies of issuers located in at least three countries outside the United States. Under normal circumstances, the Portfolio will invest at least 75% of its assets in debt securities rated A or better by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or if unrated, determined by the Adviser to be of comparable quality. Under normal circumstances, up to 25% of the Portfolio's total assets may be invested in debt securities rated below investment grade but rated at least B by S&P or Moody's or, if unrated, determined by the Adviser to be of comparable quality. See "Description of the Portfolios--Other Investments and Policies." The Portfolio may also engage in foreign currency exchange contracts, purchase and write put and call options on foreign currencies and trading currencies futures contracts and options thereon and in other hedging techniques. The Portfolio is non-diversified and may be subject to greater risks than a portfolio that is diversified. See "Description of the Portfolios--International Bond Portfolio." The Adviser to the Portfolio is Delaware International Advisers Ltd.

     TOTAL RETURN BOND PORTFOLIO -- seeks to achieve total return consisting of current income and appreciation of capital by investing primarily in a portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset-backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. All of the securities in the Portfolio will be investment grade or determined by the Adviser to be of comparable quality, except the Portfolio

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

may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. See "Other Investments and Policies--Medium and Lower Rated Securities." The Portfolio may also invest in repurchase agreements and reverse repurchase agreements and purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions and lend its portfolio securities. Investing in bonds involves risks related to interest rate changes, the ability of the issuer to repay its obligations, and in the case of medium and lower-rated securities, greater price volatility and the risk of default. The Adviser to the Portfolio is Pacific Investment Management Company.

     INTERMEDIATE-TERM BOND PORTFOLIO -- seeks to achieve current income and reasonable stability of principal by investing primarily in a portfolio of high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. All of the securities in the Portfolio will be investment grade or determined by the Adviser to be of comparable quality, except the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. See "Other Investments and Policies--Medium and Lower Rated Securities." The Portfolio may also invest in repurchase agreements and reverse repurchase agreements and purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions and lend its portfolio securities. Investing in bonds involves risks related to interest rate changes, the ability of the issuer to repay its obligations, and in the case of medium and lower-rated securities, greater price volatility and the risk of default. The Adviser to the Portfolio is Pacific Investment Management Company.

     MORTGAGE BACKED SECURITIES PORTFOLIO -- seeks to achieve high current income as its primary objective with a secondary objective of capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve these objectives by investing, under normal circumstances, at least 65% of its assets in mortgage related securities. The Portfolio may also invest in non-mortgage related securities, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, asset-backed securities, money market instruments and repurchase and reverse repurchase agreements. In addition, the Portfolio may engage in forward and roll transactions, purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions, make short sales of securities and lend its portfolio securities. See "Description of the Portfolios-- Other Investments and Policies." Investing in mortgage backed securities involves risks related to interest rate movements, prepayment of principal faster or slower than expected and the liquidity and creditworthiness of the various mortgage related securities purchased by the Portfolio. The Adviser to the Portfolio is Wellington Management Company, LLP.

     U.S. GOVERNMENT MONEY MARKET PORTFOLIO -- seeks to achieve maximum current income consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentali-ties (U.S. Government securities) and repurchase agreements with respect to those securities. The Portfolio may also purchase securities on a when-issued or delayed-delivery basis. While the U.S. Government Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuing basis. See "Description of the Portfolios-- Other Investments and Policies." The Adviser to the Portfolio is Wellington Management Company, LLP.

     MANAGEMENT. Prudential Investments Fund Management LLC acts as the Portfolios' Manager. Each Portfolio is advised by one or more Advisers identified, retained, supervised and compensated by the Manager. Investors should be aware that the Manager will be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisers. The Manager receives a fee from each Portfolio, and retains a portion of the fee that varies based on the Portfolio involved. The Manager's decisions, including the identity of an Adviser and the specific amount of the Manager's compensation to be paid to the Adviser, are subject to review and approval by a majority of the Trustees, including a majority of the Trustees who are not "interested" persons as defined in the Investment Company Act. See "Management of the Trust."

     PURCHASE AND REDEMPTION OF SHARES. Shares of the Portfolios are offered for purchase and redemption at their respective next determined net asset values. Investors purchasing shares through participation in the Target Program will pay a quarterly advisory fee. For all non-Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a Target Program account invested in equity portfolios and 1.0% of assets held in a Target Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets held in a Target Program account invested in equity portfolios and 1.35% of assets held in a Target Program account invested in income portfolios. The fee may be subject to negotiation when assets in the Target Program exceed $100,000, based on a number of factors including, but not limited to, the size of the account and other accounts with Prudential Securities. The minimum initial investment in the Target Program for non-Plan accounts is $25,000 and for Plan accounts is $10,000. Certain accounts may be aggregated for purposes of satisfying the minimum initial investment requirement. The minimum initial investment requirement may be reduced or waived in certain instances and the advisory fee may be waived or reduced for certain clients. See "Purchase and Redemption of Shares."

                                 TRUST EXPENSES

    The following table lists the costs and expenses, including the Target Program advisory fee paid separately, that an investor will incur directly and indirectly as a shareholder of each of the Portfolios based on expenses from the last fiscal year. The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, will involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of professional asset allocation recommendations.

                               LARGE       LARGE       SMALL       SMALL                                          INTER-
                             CAPITALI-   CAPITALI-   CAPITALI-   CAPITALI-    INTER-      INTER-       TOTAL     MEDIATE-
                              ZATION      ZATION      ZATION      ZATION     NATIONAL    NATIONAL     RETURN       TERM
                              GROWTH       VALUE      GROWTH       VALUE      EQUITY       BOND        BOND        BOND
                             PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                             ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION
 EXPENSES..................     None        None        None        None        None        None        None        None
Maximum Annual Target
 Program Fee applicable to
 non-Plan investors (as a
 percentage of average
 daily value of Portfolio
 shares held)*.............    1.50%       1.50%       1.50%       1.50%       1.50%       1.00%       1.00%       1.00%
                               =====       =====       =====       =====       =====       =====       =====       =====
ANNUAL PORTFOLIO OPERATING EXPENSES**
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management Fees...........    0.60%       0.60%       0.60%       0.60%       0.70%       0.50%       0.45%       0.45%
 12b-1 Fees................     None        None        None        None        None        None        None        None
 Other Expenses............    0.13%       0.12%       0.19%       0.21%       0.23%       0.85%       0.46%       0.26%
                               -----       -----       -----       -----       -----       -----       -----       -----
 Total Portfolio Operating
   Expenses................    0.73%       0.72%       0.79%       0.81%       0.93%       1.35%       0.91%       0.71%
                               =====       =====       =====       =====       =====       =====       =====       =====
 Maximum Total Portfolio
   Operating Expenses
   (After Reduction)+......      N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A

                                            U.S.
                                           GOVERN-
                              MORTGAGE      MENT
                               BACKED       MONEY
                             SECURITIES    MARKET
                             PORTFOLIO    PORTFOLIO
                             ----------   ---------
SHAREHOLDER TRANSACTION
 EXPENSES..................     None         None
Maximum Annual Target
 Program Fee applicable to
 non-Plan investors (as a
 percentage of average
 daily value of Portfolio
 shares held)*.............    1.00%        1.00%
                               =====       ======
ANNUAL PORTFOLIO OPERATING
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management Fees...........    0.45%        0.25%
 12b-1 Fees................     None         None
 Other Expenses............    0.43%        0.40%
                               -----       ------
 Total Portfolio Operating
   Expenses................    0.88%        0.65%
                               =====       ======
 Maximum Total Portfolio
   Operating Expenses
   (After Reduction)+......      N/A          N/A

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(i) a 5% annual return and (ii) redemption at the end of each time period:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Large Capitalization Growth Portfolio.......................   $ 7       $23       $41       $ 91
Large Capitalization Value Portfolio........................   $ 7       $23       $40       $ 89
Small Capitalization Growth Portfolio.......................   $ 8       $25       $44       $ 98
Small Capitalization Value Portfolio........................   $ 8       $26       $45       $100
International Equity Portfolio..............................   $ 9       $30       $51       $114
International Bond Portfolio................................   $14       $43       $74       $162
Total Return Bond Portfolio.................................   $ 9       $29       $50       $112
Intermediate-Term Bond Portfolio............................   $ 7       $23       $40       $ 88
Mortgage Backed Securities Portfolio........................   $ 9       $28       $49       $108
U.S. Government Money Market Portfolio......................   $ 7       $21       $36       $ 80

     The above example is based on data for the Trust's fiscal year ended December 31, 1997. The above example includes the fees for the Target Program applicable to non-Plan investors. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in a Portfolio will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Trust." "Other Expenses" include operating expenses of each Portfolio for the fiscal year ended December 31, 1997, such as trustees' and professional fees, registration fees, reports to shareholders and transfer agency ($35 per Target Program participant) and custodian fees (foreign and domestic) (but exclude foreign withholding taxes). In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors. See "Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants" in the Statement of Additional Information.

--------------------------------------------------------------------------------

---------------
 * Plan investors are subject to a maximum Annual Target Program fee (as a percentage of average daily value of Portfolio shares held) of 1.25% for assets invested in Equity Portfolios and 1.35% for assets invested in Income Portfolios.

** Not including the Target Program fee.

 + PIFM may, from time to time, agree to waive all or a portion of its management fee and subsidize certain operating expenses with respect to each Portfolio. Fee waivers and expense subsidies lower the overall expenses of a Portfolio and increase a Portfolio's total return. See notes in "Financial Highlights." For the year ended December 31, 1997, PIFM agreed to cap operating expenses for the Total Return Bond Portfolio at .95%; as expenses did not exceed .91% in 1997, and did not exceed .94% in 1996, this expense cap has been discontinued. See "Management of the Trust--Manager."

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."

                                                 LARGE CAPITALIZATION                       LARGE CAPITALIZATION
                                                   GROWTH PORTFOLIO                           VALUE PORTFOLIO
                               --------------------------------------------------------     -------------------
                                                                            JANUARY 5,
                                              YEAR ENDED                     1993(A)            YEAR ENDED
                                             DECEMBER 31,                    THROUGH           DECEMBER 31,
                               -----------------------------------------   DECEMBER 31,     -------------------
                                 1997       1996     1995(E)    1994(E)        1993           1997     1996(E)
                                 ----       ----     -------    -------    ------------       ----     -------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................  $  12.97   $  12.13   $   9.74   $   9.91     $ 10.00        $  13.97   $  12.57
                               ========   ========   ========   ========     =======        ========   ========
Income from investment
 operations
Net investment income
 (loss)......................        --(f)      .02       .10        .10         .07(c)          .31        .31
Net realized and unrealized
 gains (losses) on investment
 transactions................      2.61       2.33       2.41       (.16)       (.12)           3.77       2.07
                               --------   --------   --------   --------     -------        --------   --------
   Total from investment
    operations...............      2.61       2.35       2.51       (.06)       (.05)           4.08       2.38
                               --------   --------   --------   --------     -------        --------   --------
Less distributions
Dividends from net investment
 income......................      (.01)      (.02)      (.10)      (.10)       (.04)           (.28)      (.31)
Distributions in excess of
 net investment income.......        --         --       (.01)      (.01)         --              --       (.03)
Distributions from net
 realized gains..............     (1.99)     (1.49)      (.01)        --          --           (1.56)      (.64)
                               --------   --------   --------   --------     -------        --------   --------
   Total distributions.......     (2.00)     (1.51)      (.12)      (.11)       (.04)          (1.84)      (.98)
                               --------   --------   --------   --------     -------        --------   --------
Net asset value, end of
 period......................  $  13.58   $  12.97   $  12.13   $   9.74     $  9.91        $  16.21   $  13.97
                               ========   ========   ========   ========     =======        ========   ========
TOTAL RETURN(d):.............     20.77%     21.09%     25.76%      (.68)%      (.46)%         29.80%     19.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).......................  $243,895   $220,782   $180,077   $142,072     $98,089        $275,093   $227,706
Average net assets (000).....  $242,233   $202,736   $162,982   $129,687     $48,033        $253,579   $208,898
Ratios to average net assets
 Expenses....................       .73%       .82%       .78%       .81%       1.05%(b)(c)      .72%       .77%
 Net investment income
   (loss)....................      (.01)%      .19%       .88%      1.08%        .84%(b)(c)     1.90%      2.33%
Portfolio turnover rate......        82%        65%       154%        24%          4%             21%        22%
Average commission rate paid
 per share...................  $  .0560   $  .0572   $  .0578        N/A         N/A        $  .0499   $  .0509

                                    LARGE CAPITALIZATION
                                        VALUE PORTFOLIO
                               ----------------------------------
                                                      JANUARY 5,
                                   YEAR ENDED          1993(A)
                                  DECEMBER 31,         THROUGH
                               -------------------   DECEMBER 31,
                               1995(E)    1994(E)        1993
                               -------    -------    ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................  $  10.02   $  10.11     $ 10.00
                               ========   ========     =======
Income from investment
 operations
Net investment income
 (loss)......................       .33        .26         .21(c)
Net realized and unrealized
 gains (losses) on investment
 transactions................      2.89       (.04)        .02
                               --------   --------     -------
   Total from investment
    operations...............      3.22        .22         .23
                               --------   --------     -------
Less distributions
Dividends from net investment
 income......................      (.30)      (.25)       (.11)
Distributions in excess of
 net investment income.......        --         --          --
Distributions from net
 realized gains..............      (.37)      (.06)       (.01)
                               --------   --------     -------
   Total distributions.......      (.67)      (.31)       (.12)
                               --------   --------     -------
Net asset value, end of
 period......................  $  12.57   $  10.02     $ 10.11
                               ========   ========     =======
TOTAL RETURN(d):.............     32.08%      2.18%       2.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).......................  $187,596   $142,219     $96,074
Average net assets (000).....  $163,124   $128,865     $46,623
Ratios to average net assets
 Expenses....................       .76%       .81%       1.05%(b)(c)
 Net investment income
   (loss)....................      2.83%      2.66%       2.12%(b)(c)
Portfolio turnover rate......        59%         6%          3%
Average commission rate paid
 per share...................  $  .0514        N/A         N/A

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income (loss) per share and the ratios of expenses and net investment income (loss) to average net assets would have been $.06, 1.10% and .79% for the Large Capitalization Growth Portfolio, and $.20, 1.16% and 2.01% for the Large Capitalization Value Portfolio, respectively.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.
(e) Calculated based upon average shares outstanding during the period.
(f) Less than $.005 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

   The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."

                                                SMALL CAPITALIZATION                       SMALL CAPITALIZATION
                                                  GROWTH PORTFOLIO                         VALUE PORTFOLIO(E)
                               -------------------------------------------------------     -------------------
                                                                           JANUARY 5,
                                              YEAR ENDED                    1993(A)            YEAR ENDED
                                             DECEMBER 31,                   THROUGH           DECEMBER 31,
                               ----------------------------------------   DECEMBER 31,     -------------------
                                 1997       1996     1995(E)    1994(E)     1993(E)          1997       1996
                                 ----       ----     -------    -------   ------------       ----       ----
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................  $  14.93   $  14.15   $  11.59   $11.86      $ 10.00        $  15.22   $  13.07
                               ========   ========   ========   =======     =======        ========   ========
Income from investment
 operations
Net investment income
 (loss)......................      (.05)      (.02)       .02      .01          .01(c)          .08        .11
Net realized and unrealized
 gains (losses) on investment
 transactions................      3.02       2.63       2.84     (.27)        1.86            4.37       2.71
                               --------   --------   --------   -------     -------        --------   --------
   Total from investment
    operations...............      2.97       2.61       2.86     (.26)        1.87            4.45       2.82
                               --------   --------   --------   -------     -------        --------   --------
Less distributions
Dividends from net investment
 income......................        --         --       (.02)    (.01)        (.01)           (.08)      (.11)
Distributions in excess of
 net investment income.......        --         --         --       --           --            (.01)        --
Distributions from net
 realized gains..............     (2.33)     (1.83)      (.28)      --           --           (2.08)      (.56)
                               --------   --------   --------   -------     -------        --------   --------
   Total distributions.......     (2.33)     (1.83)      (.30)    (.01)        (.01)          (2.17)      (.67)
                               --------   --------   --------   -------     -------        --------   --------
Net asset value, end of
 period......................  $  15.57   $  14.93   $  14.15   $11.59      $ 11.86        $  17.50   $  15.22
                               ========   ========   ========   =======     =======        ========   ========
TOTAL RETURN(d):.............     20.85%     18.88%     24.62%   (2.19)%      18.66%          29.98%     21.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).......................  $165,898   $147,469   $121,533   $96,462     $63,917        $163,414   $126,672
Average net assets (000).....  $156,570   $141,496   $107,649   $87,403     $29,313        $144,160   $110,564
Ratios to average net assets
 Expenses....................       .79%       .89%       .85%     .93%        1.05%(b)(c)      .81%       .92%
 Net investment income
   (loss)....................      (.36)%     (.32)%      .12%     .10%         .11%(b)(c)      .45%       .77%
Portfolio turnover rate......       106%       108%       120%      97%          72%             36%        60%
Average commission rate paid
 per share...................  $  .0596   $  .0590   $  .0586      N/A          N/A        $  .0600   $  .0610

                                   SMALL CAPITALIZATION
                                      VALUE PORTFOLIO(E)
                               --------------------------------
                                                    JANUARY 5,
                                  YEAR ENDED         1993(A)
                                 DECEMBER 31,        THROUGH
                               -----------------   DECEMBER 31,
                                1995      1994         1993
                                ----      ----     ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................  $ 11.07   $ 12.72     $ 10.00
                               =======   =======     =======
Income from investment
 operations
Net investment income
 (loss)......................      .14       .11        (.01)(c)
Net realized and unrealized
 gains (losses) on investment
 transactions................     2.00     (1.49)       3.19
                               -------   -------     -------
   Total from investment
    operations...............     2.14     (1.38)       3.18
                               -------   -------     -------
Less distributions
Dividends from net investment
 income......................     (.14)       --          --
Distributions in excess of
 net investment income.......       --        --          --
Distributions from net
 realized gains..............       --      (.27)       (.46)
                               -------   -------     -------
   Total distributions.......     (.14)     (.27)       (.46)
                               -------   -------     -------
Net asset value, end of
 period......................  $ 13.07   $ 11.07     $ 12.72
                               =======   =======     =======
TOTAL RETURN(d):.............    19.21%   (11.03)%     31.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).......................  $97,594   $84,163     $64,430
Average net assets (000).....  $88,085   $83,891     $29,039
Ratios to average net assets
 Expenses....................     1.00%      .93%       1.05%(b)(c)
 Net investment income
   (loss)....................     1.14%      .88%       (.11)%(b)(c)
Portfolio turnover rate......      110%       97%        112%
Average commission rate paid
 per share...................  $ .0561       N/A         N/A

---------------

(a) Commencement of investment operations.

(b) Annualized.
(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income (loss) per share and the ratios of expenses and net investment income (loss) to average net assets would have been ($.03), 1.46% and (.30%) for the Small Capitalization Growth Portfolio and ($.04), 1.33% and (.39%) for the Small Capitalization Value Portfolio, respectively.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.
(e) Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the International Equity Fund for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, and for the International Bond Fund for the two years ended December 31, 1996 and the period from May 17, 1994 through December 31, 1994, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General
Information -- Performance Information."

                                                 INTERNATIONAL EQUITY
                                                       PORTFOLIO
                                       -----------------------------------------
                                                                                    JANUARY 5,
                                                      YEAR ENDED                     1993(A)
                                                     DECEMBER 31,                    THROUGH
                                       -----------------------------------------   DECEMBER 31,
                                         1997       1996     1995(E)    1994(E)      1993(E)
                                         ----       ----     -------    -------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................  $  14.82   $  13.64   $  11.95   $  13.09     $  10.00
                                       ========   ========   ========   ========     ========
Income from investment operations
Net investment income (loss).........       .21        .25        .17        .06          .07
Net realized and unrealized gains
 (losses) on investment
 transactions........................      1.32       1.79       1.67       (.01)        3.16
                                       --------   --------   --------   --------     --------
   Total from investment operations..      1.53       2.04       1.84        .05         3.23
                                       --------   --------   --------   --------     --------
Less distributions
Dividends from net investment
 income..............................      (.41)      (.22)      (.11)      (.01)        (.01)
Distributions in excess of net
 investment income...................        --         --         --         --           --
Distributions from net realized
 gains...............................     (1.67)      (.64)      (.04)     (1.07)        (.05)
Distributions in excess of net
 realized gains......................        --         --         --       (.11)        (.08)
Tax return of capital
 distributions.......................        --         --         --         --           --
                                       --------   --------   --------   --------     --------
   Total distributions...............     (2.08)      (.86)      (.15)     (1.19)        (.14)
                                       --------   --------   --------   --------     --------
Net asset value, end of period.......  $  14.27   $  14.82   $  13.64   $  11.95     $  13.09
                                       ========   ========   ========   ========     ========
TOTAL RETURN(d):.....................     10.60%     15.25%     15.38%       .18%       32.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $237,851   $240,563   $191,598   $188,025     $127,121
Average net assets (000).............  $245,536   $221,626   $183,414   $179,614     $ 49,769
Ratios to average net assets
 Expenses............................       .93%       .99%      1.02%      1.07%        1.40%(b)
 Net investment income (loss)........      1.15%      1.77%      1.32%       .47%         .64%(b)
Portfolio turnover rate..............        37%        39%        76%       116%          65%
Average commission rate paid per
 share...............................  $  .0278   $  .0240   $  .0250        N/A          N/A

                                                    INTERNATIONAL BOND
                                                       PORTFOLIO(F)
                                       --------------------------------------------
                                                                         MAY 17,
                                                YEAR ENDED               1994(A)
                                               DECEMBER 31,              THROUGH
                                       -----------------------------   DECEMBER 31,
                                        1997        1996      1995         1994
                                        ----        ----      ----     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................  $ 10.17     $ 10.19   $  9.57     $ 10.00
                                       =======     =======   =======     =======
Income from investment operations
Net investment income (loss).........      .42         .51       .57(c)       .27(c)
Net realized and unrealized gains
 (losses) on investment
 transactions........................    (1.00)       (.08)      .82        (.19)
                                       -------     -------   -------     -------
   Total from investment operations..     (.58)        .43      1.39         .08
                                       -------     -------   -------     -------
Less distributions
Dividends from net investment
 income..............................       --        (.21)     (.57)       (.27)
Distributions in excess of net
 investment income...................     (.06)         --        --        (.24)
Distributions from net realized
 gains...............................       --(g)     (.24)     (.20)         --
Distributions in excess of net
 realized gains......................       --          --        --          --
Tax return of capital
 distributions.......................     (.36)         --        --          --
                                       -------     -------   -------     -------
   Total distributions...............     (.42)       (.45)     (.77)       (.51)
                                       -------     -------   -------     -------
Net asset value, end of period.......  $  9.17     $ 10.17   $ 10.19     $  9.57
                                       =======     =======   =======     =======
TOTAL RETURN(d):.....................    (5.73)%      4.45%    14.66%        .71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $31,189     $41,780   $34,660     $21,447
Average net assets (000).............  $35,163     $38,788   $29,510     $15,366
Ratios to average net assets
 Expenses............................     1.35%       1.34%     1.00%(c)      1.00%(b)(c)
 Net investment income (loss)........     4.44%       5.02%     5.56%(c)      4.84%(b)(c)
Portfolio turnover rate..............      202%        226%      456%        361%
Average commission rate paid per
 share...............................      N/A         N/A       N/A         N/A

---------------

(a) Commencement of investment operations.

(b) Annualized.

(c) Net of expense subsidies. For the period May 17, 1994 through December 31, 1994, had the Manager not reimbursed expenses for the International Bond Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.21, 1.90% and 3.94%, respectively. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the International Bond Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.55, 1.15% and 5.40%, respectively.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.

(e) Calculated based upon average shares outstanding during the period.

 (f) Effective August 28, 1997, Delaware International Advisers Ltd., replaced Fiduciary Investments, Inc. as Investment Adviser to the International Bond Portfolio.

 (g) Less than $.005 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."

                                                                                            INTERMEDIATE-TERM
                                               TOTAL RETURN BOND PORTFOLIO                    BOND PORTFOLIO
                                  -----------------------------------------------------     ------------------
                                                                            JANUARY 5,
                                                YEAR ENDED                   1993(A)            YEAR ENDED
                                               DECEMBER 31,                  THROUGH           DECEMBER 31,
                                  --------------------------------------   DECEMBER 31,     ------------------
                                   1997      1996      1995       1994         1993          1997       1996
                                   ----      ----      ----       ----     ------------      ----       ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.........................  $ 10.28   $ 10.62   $  9.48    $ 10.28     $ 10.00        $ 10.30   $  10.51
                                  =======   =======   =======    =======     =======        =======   ========
Income from investment
 operations
Net investment income...........      .57       .57       .62(c)     .47(c)       .44(c)        .58        .59
Net realized and unrealized
 gains (losses) on investment
 transactions...................      .35      (.09)     1.18       (.82)        .56            .28       (.07)
                                  -------   -------   -------    -------     -------        -------   --------
   Total from investment
    operations..................      .92       .48      1.80       (.35)       1.00            .86        .52
                                  -------   -------   -------    -------     -------        -------   --------
Less distributions
Dividends from net investment
 income.........................     (.54)     (.56)     (.58)      (.45)       (.44)          (.57)      (.59)
Distributions in excess of net
 investment income..............       --        --        --         --        (.02)            --         --
Distributions from net realized
 gains..........................     (.10)     (.26)     (.08)        --        (.19)          (.17)      (.14)
Distributions in excess of net
 realized gains.................       --        --        --         --        (.07)            --         --
                                  -------   -------   -------    -------     -------        -------   --------
   Total distributions..........     (.64)     (.82)     (.66)      (.45)       (.72)          (.74)      (.73)
                                  -------   -------   -------    -------     -------        -------   --------
Net asset value, end of
 period.........................  $ 10.56   $ 10.28   $ 10.62    $  9.48     $ 10.28        $ 10.42   $  10.30
                                  =======   =======   =======    =======     =======        =======   ========
TOTAL RETURN(d).................     9.23%     5.02%    19.63%     (3.54)%     10.18%          8.57%      5.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)..........................  $50,411   $49,218   $45,118    $31,191     $25,917        $95,071   $100,392
Average net assets (000)........  $48,123   $47,246   $37,023    $31,141     $12,594        $95,575   $ 81,723
Ratios to average net assets
 Expenses.......................      .91%      .94%      .85%(c)     .85%(c)       .85%(b)(c)     .71%      .73%
 Net investment income..........     5.54%     5.67%     6.21%(c)    4.90%(c)      3.87%(b)(c)    5.64%     5.69%
Portfolio turnover rate.........      323%      340%      141%       121%        171%           249%       311%

                                         INTERMEDIATE-TERM
                                           BOND PORTFOLIO
                                  --------------------------------
                                                       JANUARY 5,
                                     YEAR ENDED         1993(A)
                                    DECEMBER 31,        THROUGH
                                  -----------------   DECEMBER 31,
                                   1995      1994         1993
                                   ----      ----     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.........................  $  9.56   $ 10.26     $ 10.00
                                  =======   =======     =======
Income from investment
 operations
Net investment income...........      .63       .49         .46(c)
Net realized and unrealized
 gains (losses) on investment
 transactions...................      .94      (.71)        .46
                                  -------   -------     -------
   Total from investment
    operations..................     1.57      (.22)        .92
                                  -------   -------     -------
Less distributions
Dividends from net investment
 income.........................     (.60)     (.48)       (.45)
Distributions in excess of net
 investment income..............       --        --          --
Distributions from net realized
 gains..........................     (.02)       --        (.18)
Distributions in excess of net
 realized gains.................       --        --        (.03)
                                  -------   -------     -------
   Total distributions..........     (.62)     (.48)       (.66)
                                  -------   -------     -------
Net asset value, end of
 period.........................  $ 10.51   $  9.56     $ 10.26
                                  =======   =======     =======
TOTAL RETURN(d).................    16.87%    (2.23)%      9.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)..........................  $77,125   $62,924     $60,651
Average net assets (000)........  $68,628   $69,602     $32,441
Ratios to average net assets
 Expenses.......................      .79%      .80%        .85%(b)(c)
 Net investment income..........     6.09%     5.06%       4.27%(b)(c)
Portfolio turnover rate.........       93%       77%        129%

---------------

(a) Commencement of investment operations.

(b) Annualized.

(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.38, 2.04% and 2.68% for the Total Return Bond Portfolio and $.44, 1.10% and 4.02% for the Intermediate-Term Bond Portfolio, respectively. For the year ended December 31, 1994, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $1.44, 1.18% and 4.57% for the Total Return Bond Portfolio. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, 1.04% and 6.02% for the Total Return Bond Portfolio.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.

   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."

                                                      MORTGAGE BACKED
                                                    SECURITIES PORTFOLIO
                                    ----------------------------------------------------
                                                                             JANUARY 5,
                                                 YEAR ENDED                   1993(A)
                                                DECEMBER 31,                  THROUGH
                                    -------------------------------------   DECEMBER 31,
                                     1997      1996      1995      1994         1993
                                     ----      ----      ----      ----     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period...........................  $ 10.21   $ 10.31   $  9.51   $ 10.18     $ 10.00
                                    =======   =======   =======   =======     =======
Income from investment operations
Net investment income.............      .64       .65       .68(c)     .61(c)       .57(c)
Net realized and unrealized gains
 (losses) on investment
 transactions.....................      .23      (.12)      .83      (.66)        .28
                                    -------   -------   -------   -------     -------
   Total from investment
    operations....................      .87       .53      1.51      (.05)        .85
                                    -------   -------   -------   -------     -------
Less distributions
Dividends from net investment
 income...........................     (.63)     (.63)     (.68)     (.61)       (.57)
Distributions in excess of net
 investment income................       --        --      (.03)     (.01)       (.02)
Distributions from net realized
 gains............................       --        --        --        --        (.08)
Distributions in excess of net
 realized gains...................       --        --        --        --          --
                                    -------   -------   -------   -------     -------
   Total distributions............     (.63)     (.63)     (.71)     (.62)       (.67)
                                    -------   -------   -------   -------     -------
Net asset value, end of period....  $ 10.45   $ 10.21   $ 10.31   $  9.51     $ 10.18
                                    =======   =======   =======   =======     =======
TOTAL RETURN(d)...................     8.82%     5.56%    16.18%     (.51)%      8.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $71,596   $73,867   $69,759   $61,971     $60,100
Average net assets (000)..........  $71,757   $72,214   $65,149   $66,276     $29,710
Ratios to average net assets
   Expenses.......................      .88%      .91%      .85%(c)     .85%(c)       .85%(b)(c)
   Net investment income..........     6.21%     6.44%     6.79%(c)    6.19%(c)      5.30%(b)(c)
Portfolio turnover rate...........      128%      102%      154%      380%        134%

                                                      U.S. GOVERNMENT
                                                   MONEY MARKET PORTFOLIO
                                    ----------------------------------------------------
                                                                             JANUARY 5,
                                                 YEAR ENDED                   1993(A)
                                                DECEMBER 31,                  THROUGH
                                    -------------------------------------   DECEMBER 31,
                                     1997      1996      1995      1994         1993
                                     ----      ----      ----      ----     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period...........................  $  1.00   $  1.00   $  1.00   $  1.00      $ 1.00
                                    =======   =======   =======   =======      ======
Income from investment operations
Net investment income.............     .049      .045      .051(c)    .037(c)      .025(c)
Net realized and unrealized gains
 (losses) on investment
 transactions.....................       --        --        --        --          --
                                    -------   -------   -------   -------      ------
   Total from investment
    operations....................     .049      .045      .051      .037        .025
                                    -------   -------   -------   -------      ------
Less distributions
Dividends from net investment
 income...........................    (.049)    (.045)    (.051)    (.037)      (.025)
Distributions in excess of net
 investment income................       --        --        --        --          --
Distributions from net realized
 gains............................       --        --        --        --          --
Distributions in excess of net
 realized gains...................       --        --        --        --          --
                                    -------   -------   -------   -------      ------
   Total distributions............    (.049)    (.045)    (.051)    (.037)      (.025)
                                    -------   -------   -------   -------      ------
Net asset value, end of period....  $  1.00   $  1.00   $  1.00   $  1.00      $ 1.00
                                    =======   =======   =======   =======      ======
TOTAL RETURN(d)...................     4.95%     4.53%     5.25%     3.79%       2.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $42,326   $27,397   $18,855   $21,438      $2,997
Average net assets (000)..........  $37,675   $19,132   $20,173   $15,048      $1,407
Ratios to average net assets
   Expenses.......................      .65%      .89%      .75%(c)     .50%(c)       .50%(b)(c)
   Net investment income..........     4.91%     4.49%     5.18%(c)    4.03%(c)      2.51%(b)(c)
Portfolio turnover rate...........       --        --        --        --          --

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.54, 1.45% and 4.70% for the Mortgage Backed Securities Portfolio and ($.079), 10.94% and (7.93%) for the U.S. Government Money Market Portfolio, respectively. For the year ended December 31, 1994, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, .99% and 6.05% for the Mortgage Backed Securities Portfolio and $.031, 1.14% and 3.39% for the U.S. Government Money Market Portfolio, respectively. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.67, .92% and 6.72% for the Mortgage Backed Securities Portfolio and $.050, .80% and 5.13% for the U.S. Government Money Market Portfolio, respectively.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.

   -----------------------------------------------------------------------------

                         DESCRIPTION OF THE PORTFOLIOS

INVESTMENT OBJECTIVES AND POLICIES

     Set forth below is a description of the investment objective and policies of each Portfolio. There can be no assurance that a Portfolio will achieve its investment objective. As with an investment in any mutual fund, an investment in a Portfolio can decrease in value and you can lose money. The Portfolios' investment objectives are fundamental and may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities. Further information about the investment policies of each Portfolio appears in the Statement of Additional Information.

EQUITY PORTFOLIOS

LARGE CAPITALIZATION GROWTH PORTFOLIO

     The Large Capitalization Growth Portfolio is advised by Columbus Circle Investors, a subpartnership of PIMCO Advisors, L.P., and Oak Associates, Ltd. The Portfolio's investment objective is long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of $1.5 billion or greater that, in each Adviser's opinion, are characterized by a growth of earnings at a rate faster than that of the Standard & Poor's 500(R) Corporate Stock Price Index (S&P 500). Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected to experience greater volatility than those of the Large Capitalization Value Portfolio. In selecting securities for the Portfolio, the Advisers evaluate factors believed to be favorable to long-term growth of capital, such as the business outlook for the issuer's industry and the issuer's position in that industry, as well as the issuer's background, historical profit margins on equity and experience and qualifications of the issuer's management. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $1.5 billion or greater at the time of purchase. The Portfolio may also invest in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Adviser may invest its portion of the Portfolio without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. See "Other Investments and Policies."

LARGE CAPITALIZATION VALUE PORTFOLIO

     The Large Capitalization Value Portfolio is advised by INVESCO Capital Management, Inc. and Hotchkis and Wiley, a division of Merrill Lynch Asset Management, L.P. The Portfolio's investment objective is total return consisting of capital appreciation and dividend income. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of $1.5 billion or greater that, in each Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, these securities are characterized as having above average dividend yields and below average price to earnings ratios relative to the stock market in general, as measured by the S&P 500. The securities may also (i) be undervalued relative to their cash flow and/or asset values; (ii) have an attractive price value relationship, i.e., have high returns on equity and/or assets with a correspondingly low price to book and/or price to asset value as compared to the market generally or the companies' industry groups in particular, with expectations that some catalyst will cause the perception of value to change within two years; (iii) have experienced significant relative underperformance and are out of favor; and (iv) have a low projected price to earnings multiple relative to their industry peer group and/or the market in general. Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and securities convertible into common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks that, at the time of investment, will be expected to pay regular dividends. At least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $1.5 billion or greater at the time of purchase. The Portfolio may also invest in other equity securities including securities convertible into common stock and preferred stock, corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate, the Adviser may invest its portion of the Portfolio without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate and other debt obligations and high quality money market instruments. See "Other Investments and Policies."

SMALL CAPITALIZATION GROWTH PORTFOLIO

     The Small Capitalization Growth Portfolio is advised by Nicholas-Applegate Capital Management and Investment Advisers, Inc. The Portfolio's investment objective is maximum capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in the common stock of "emerging growth" companies with total market capitalization of less than $1.5 billion. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $1.5 billion. Dividend income is not a consideration in the selection of investments. In selecting investments for the Portfolio, the Advisers seek small capitalization companies that they believe are undervalued in the marketplace, or have earnings that may be expected to grow faster than the U.S. economy in general. These companies typically possess a relatively high rate of return on invested capital so that future growth can be financed from internal sources. The Portfolio may also invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in the economy. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio may also invest in preferred stock, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and money market instruments. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Adviser may invest its portion of the Portfolio without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Other Investments and Policies."

SMALL CAPITALIZATION VALUE PORTFOLIO

     The Small Capitalization Value Portfolio is advised by Lazard Asset Management, a division of Lazard Freres & Co. LLC, and Wood, Struthers & Winthrop Management Corp., a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation. The Portfolio's investment objective is above average capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of less than $1.5 billion that, in an Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase. In general, these securities are characterized as having below average price to earnings ratios and a smaller number of shares outstanding relative to the stock market in general and enjoy little industry analyst coverage. The securities may also (i) be undervalued relative to their cash flow, and/or asset values; (ii) have an attractive price/value relationship, i.e., have high returns on equity and/or assets with correspondingly low price to book and/or price to asset value as compared to the market generally or the companies' industry groups in particular, with expectations that some catalyst will cause the perception of value to change within two years; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price to earnings or price to cash flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon. Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Current dividend income is only an incidental consideration in the selection of investments. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks, and at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $1.5 billion. The Portfolio may also invest in securities convertible into common stock, preferred stock, debt obligations with capital appreciation potential and money market instruments. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate, the Adviser may invest its portion of the Portfolio without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate and other debt obligations and high quality money market instruments. See "Other Investments and Policies."

INTERNATIONAL EQUITY PORTFOLIO

     The International Equity Portfolio is advised by Lazard Asset Management. The Portfolio's investment objective is capital appreciation. The Portfolio seeks to achieve its objective by investment in equity securities of companies domiciled outside the U.S. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three foreign countries, not including the United States. Investments may be made in companies in developed as well as developing countries. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, to political systems that can be expected to have less stability than those of developed countries and to the risk of changes in currency exchange rates. The Adviser attempts to limit exposure to investments in developing countries where both liquidity and sovereign risks are high. Although there is no established definition, a developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with per capita gross national product of less than $5,000. Experience indicates that the markets of developing countries have been more volatile than the markets of developed countries, although securities traded in the markets of developing countries may provide the opportunity for higher rates of return to investors. For a discussion of the risks associated with investing in foreign securities, see "Other Investments and Policies--Risk Factors and Special Considerations of Investing in Foreign Securities."

     The Portfolio intends to invest in non-U.S. companies whose securities are traded on exchanges located in the countries in which the issuers are principally based. The Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs) and American Depository Shares, which are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (GDRs) may also be purchased by the Portfolios. GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. The Portfolio may also invest in European Depository Receipts (EDRs), which are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. The ADRs, GDRs and EDRs in which the Portfolio may invest may be sponsored or unsponsored. Unsponsored ADR, GDR and EDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, GDRs and EDRs, and the prices of unsponsored ADRs, GDRs and EDRs may be more volatile than if such instruments were sponsored by the issuer.

     The Portfolio may invest in shares of closed-end investment companies organized in the United States or outside the United States which are "country" or "regional" funds. Investment in closed-end country or regional funds is subject to limitations under the Investment Company Act and market availability and may involve the payment of substantial premiums above the value of such funds' portfolio securities. In addition, investment in shares of other investment companies will result in the payment of duplicate management fees and expenses.

     The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies and trading currency futures contracts and options thereon. When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Portfolio may invest without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Other Investments and Policies." The Portfolio may, but is not required to, employ any of the hedging techniques described above and there can be no assurance that any techniques or strategy will be successful. The use of these techniques and strategies entails certain risks. See "Other Investments and Policies--Special Risks of Hedging and Return

Enhancement Strategies" and "Other Investments and Policies--Risk Factors and Special Considerations of Investing in Foreign Securities."

INCOME PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO

     The International Bond Portfolio is advised by Delaware International Advisers Ltd. The Portfolio's investment objective is high total return. The Portfolio seeks to achieve its objective through investment in high quality debt securities denominated primarily in foreign currencies. The Portfolio may invest in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, by supranational organizations and entities and by foreign corporations or financial institutions. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in high quality debt securities denominated in foreign currencies of issuers located in at least three countries outside the United States. The Portfolio may also invest in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities and in corporations and financial institutions domiciled in the United States. The Portfolio may also invest in debt securities denominated in the European Currency Unit (ECU), a multinational currency unit which represents specified amounts of currencies of certain member states of the European Economic Community.

     The Portfolio is non-diversified. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because the higher percentage of assets invested among fewer issuers may result in greater fluctuations in the market value of the Portfolio and because any economic, political or regulatory development affecting the value of the securities in the Portfolio will have a greater impact on the total value of the Portfolio than would be the case if the Portfolio were diversified among more issuers.

     Under normal circumstances, the Portfolio will invest at least 75% of its total assets in debt securities rated A or better by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's) or the equivalent by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, in debt securities determined to be of comparable quality by the Adviser. Under normal circumstances, up to 25% of the Portfolio's total assets may be invested in debt securities rated below investment grade but rated at least B by S&P or Moody's or the equivalent by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. If different ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. Securities rated Baa or lower by Moody's or BBB or lower by S&P have speculative characteristics and are subject to greater risks, including the risk of default. See "Other Investments and Policies--Medium and Lower-Rated Securities" below and Appendix A--"Description of Security Ratings."

     The Portfolio may invest in issuers in developed as well as developing countries. Investing in the markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Adviser attempts to limit exposure to investments in developing countries where both liquidity and sovereign risk are high. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. For a discussion of the risks associated with investing in foreign securities, see "Other Investments and Policies--Risk Factors and Special Considerations of Investing in Foreign Securities."

     The foreign government securities in which the Portfolio may invest generally consist of debt obligations or mortgage-related securities supported by the full faith and credit of national, state, or provincial governments or other political subdivisions. The Portfolio may also invest in debt obligations of supranational entities, including international organizations supported by governmental entities to promote economic development, international banking institutions and related governmental entities such as the International Bank for Reconstruction and Development (World Bank), the Asian Development Bank and the InterAmerican Development Bank among others. The Portfolio may also invest in the debt obligations of national, state or "quasi-governmental agencies" which are not supported by the full faith and credit or general taxing power of such entities.

     The Portfolio may also invest in cash deposits or certificates of deposit issued by banks of high credit quality or in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO or in repurchase agreements. The instruments may be denominated in either the U.S. dollar or in foreign currencies. The Portfolio may also invest in both exchange-traded and over-the-counter options.

     The Portfolio will attempt to hedge against unfavorable changes in currency, exchange and other rates by engaging in foreign currency exchange contracts, purchasing and writing put and call options on foreign currencies and trading currencies futures contracts and options thereon and in other hedging techniques. The Portfolio may, but is not required to, employ any of the hedging techniques described above and there can be no assurance that any technique or strategy will be successful. The use of these techniques and strategies entails certain risks. See "Other Investments and Policies--Special Risks of Hedging and Return Enhancement Strategies" and "--Risk Factors and Special Considerations of Investing in Foreign Securities."

TOTAL RETURN BOND PORTFOLIO

     The Total Return Bond Portfolio is advised by Pacific Investment Management Company. The Portfolio's investment objective is total return consisting of current income and capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in bonds.

     The fixed income securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, inflation-indexed bonds of governments and corporations, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. The Portfolio may invest up to 20% of its assets in foreign securities and up to 25% of its assets in privately issued mortgage related securities. All of the securities in the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality), except that the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P or the equivalent by another NRSRO have speculative characteristics and are subject to greater risks, including the risk of default. See "Other Investments and Policies--Medium and Lower-Rated Securities" below and Appendix A--"Description of Security Ratings."

     The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities, on financial indices and on foreign currencies that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars, on foreign currencies and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes. In addition, the Portfolio may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, engage in interest rate swap transactions, purchase securities on a when-issued or delayed-delivery basis and borrow money. See "Description of the Portfolios--Other Investments and Policies."

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments.

     Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. If different ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

INTERMEDIATE-TERM BOND PORTFOLIO

     The Intermediate-Term Bond Portfolio is advised by Pacific Investment Management Company. The Portfolio's investment objective is current income and reasonable stability of principal. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in bonds.

     The fixed income securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, inflation indexed bonds of governments and corporations, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. The Portfolio may invest up to 20% of its assets in foreign securities and up to 25% of its assets in privately issued mortgage related securities. All of the securities in the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality) except that the Portfolio may invest up to 10% of its assets in securities rated below investment grade but rated at least B by Moody's or S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P or the equivalent by another NRSRO have speculative characteristics and are subject to greater risks, including the risk of default. See "Other Investments and Policies--Medium and Lower-Rated Securities" below and Appendix A--"Description of Security Ratings."

     The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities, on financial indices and on foreign currencies that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars, on foreign currencies and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes. In addition, the Portfolio may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, engage in interest rate swap transactions, purchase securities on a when-issued or delayed-delivery basis and borrow money. See "Other Investments and Policies."

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments.

     Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

MORTGAGE BACKED SECURITIES PORTFOLIO

     The Mortgage Backed Securities Portfolio is advised by Wellington Management Company, LLP. The Portfolio's primary investment objective is high current income and its secondary investment objective is capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve its investment objectives by investing in mortgage related securities. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in mortgage related securities. The Portfolio may also invest in non-mortgage related securities, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, asset backed securities, money market instruments, repurchase agreements and reverse repurchase agreements.

     The mortgage related securities in which the Portfolio invests represent pools of mortgage loans assembled for sale to investors by various U.S. Government agencies, such as the Government National Mortgage Association
(GNMA), and government related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. The Portfolio may also invest in stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC and collateralized mortgage obligations
(CMOs), which are obligations collateralized by mortgage loans or mortgage pass-through certificates. Under current market conditions, the Portfolio's holdings of mortgage related securities may be expected to consist primarily of securities issued by GNMA, FNMA and FHLMC. However, the composition of the Portfolio's assets will vary from time to time based upon a determination by the Adviser of how best to achieve the Portfolio's investment objectives taking into account such factors as the liquidity, yield and creditworthiness of various mortgage related securities. Mortgage related securities held by the Portfolio will generally be rated no lower than A by Moody's or S&P or the equivalent by another NRSRO or, if unrated, will be of equivalent investment quality as determined by the Adviser.

     In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. The Portfolio will not invest more than 25% of its total assets in privately issued mortgage related securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis, engage in interest rate swap transactions, make short sales of securities and lend its portfolio securities. The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities and on financial indices that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes.

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments. See "Description of the Portfolios--Other Investments and Policies."

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     The U.S. Government Money Market Portfolio is advised by Wellington Management Company, LLP. The Portfolio's investment objective is maximum current income consistent with the maintenance of liquidity and the preservation of capital. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing exclusively in U.S. Government securities and repurchase agreements with respect to those securities. See "Other Investments and Policies--U.S. Government Securities." Under normal circumstances, the Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities purchased by the Portfolio, including repurchase agreements, will present minimal credit risks in the opinion of the Adviser acting under procedures approved by the Trustees. The Portfolio follows these policies in order to attempt to maintain a constant net asset value of $1.00 per share, although there can be no assurance it can do so on a continuing basis. The yield and value of Portfolio shares and the yield and value of portfolio securities are also not guaranteed or insured by the Federal Government. The yield attained by the Portfolio usually will not be as high as that of other funds that invest in lower-quality or longer-term securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis.

OTHER INVESTMENTS AND POLICIES

MONEY MARKET INSTRUMENTS

     Each Portfolio (other than the U.S. Government Money Market Portfolio) may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be generally U.S. dollar denominated, except with respect to the International Bond Portfolio, where these instruments may also be denominated in foreign currencies. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO.

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. Government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the

Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations. See "Mortgage Backed Securities--Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" below.

     STRIPPED U.S. GOVERNMENT SECURITIES. A Portfolio may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; and (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     MORTGAGE RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may invest in mortgage backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. See "Mortgage Backed Securities" below. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Portfolio's shares. See "Additional Investment Information--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Mortgage Backed Securities" below.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Portfolio may also invest in mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CORPORATE AND OTHER DEBT OBLIGATIONS

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in corporate and other debt obligations. Except where otherwise indicated, each Portfolio will invest in securities rated A or better or determined by the Adviser to be of comparable quality. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.

     The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P, Moody's and other NRSRO's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of the Portfolio. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

     MEDIUM AND LOWER-RATED SECURITIES. The Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in medium (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). However, no Portfolio will purchase a security rated lower than B by Moody's or S&P or the equivalent by another NRSRO. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Adviser will consider this event in its determination of whether the Portfolio should continue to hold the securities.

     During the fiscal year ended December 31, 1997, the monthly dollar-weighted average ratings of the debt obligations held by the International Bond Portfolio, the Total Return Bond Portfolio and the Intermediate-Term Bond Portfolio, expressed as a percentage of each Portfolio's total investments, were as follows:

                                         PERCENTAGE OF TOTAL
RATINGS                                      INVESTMENTS
-------               ---------------------------------------------------------
                         INTERNATIONAL        TOTAL RETURN    INTERMEDIATE-TERM
                         BOND PORTFOLIO      BOND PORTFOLIO    BOND PORTFOLIO
                         --------------      --------------   -----------------
AAA/Aaa                       37.1%               78.2%             72.0%
AA/Aa                         62.9%                0.3%              3.8%
A/A                             --                 1.8%              2.5%
BBB/Baa                         --                14.7%             16.4%
BB/Ba                           --                 5.0%              5.3%
B/B                             --                  --                --
CCC/Caa                         --                  --                --
CC/Ca                           --                  --                --
C/C                             --                  --                --
Unrated                         --                  --                --

     NON-PUBLICLY TRADED SECURITIES. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

MORTGAGE BACKED SECURITIES

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in mortgage backed securities. Mortgage backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the International Bond Portfolio may invest in mortgage related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Types of Credit Enhancement" below.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     A Portfolio also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on rules and interpretations of the Commission, a Portfolio's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Additional Investment Information--Mortgage Backed Securities--Collateralized Mortgage Obligations" in the Statement of Additional Information.

     STRIPPED MORTGAGE BACKED SECURITIES. Stripped mortgage backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, a Portfolio may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities--Mortgage Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.

ASSET-BACKED SECURITIES

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

TYPES OF CREDIT ENHANCEMENT

     Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE BACKED AND ASSET-BACKED
SECURITIES

     The yield characteristics of mortgage backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Portfolio may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.

     In addition, mortgage backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities. See "Additional Investment Information" in the Statement of Additional Information. See "Asset-Backed Securities."

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

ADJUSTABLE RATE SECURITIES

     The Large Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

     The adjustable rate feature of the securities in which a Portfolio may invest will tend to reduce sharp changes in a Portfolio's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Portfolio's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Portfolio's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Portfolio's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Portfolio will fluctuate.

INFLATION-INDEXED BONDS

     The Total Return Bond and Intermediate-Term Bond Portfolios may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

CUSTODIAL RECEIPTS

     Each Portfolio may invest in receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Custodial receipts held by a third party are not issued or guaranteed by the United States Government and are not considered U.S. Government securities. Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in such custodial receipts. See "Additional Investment Information--Other Investments" in the Statement of Additional Information.

CONVERTIBLE SECURITIES

     Each Portfolio, other than the U.S. Government Money Market Portfolio, may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security which may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of forward exchange contracts, options, futures contracts and options thereon. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Investment Information" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and each Portfolio may use these new investments and techniques to the extent consistent with its investment objectives and policies.

     OPTIONS TRANSACTIONS. A Portfolio may purchase and write (i.e., sell) put and call options on securities and financial indices that are traded on national securities exchanges or in the over-the-counter market (OTC) to attempt to enhance return or to hedge its portfolio. These options will be on debt securities, aggregates of debt securities, financial indices (e.g., S&P 500) and U.S. Government securities. The International Bond Portfolio and International Equity Portfolio may also purchase and write put and call options on foreign currencies and foreign currency futures. A Portfolio may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series. See "Additional Investment Information--Options on Securities" in the Statement of Additional Information.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Portfolio may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     A Portfolio will write only "covered" options. A written option is covered if, so long as the Portfolio is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Portfolio's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Portfolio's losses are potentially unlimited. See "Additional Investment Information" in the Statement of Additional Information. A Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. A Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OVER-THE-COUNTER OPTIONS. A Portfolio may also purchase and write (i.e., sell) put and call options on equity and debt securities and on stock indexes in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between the Portfolio and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. The Portfolio's ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Additional Investment Information--Additional Risks--Options Transactions and Related Risks" in the Statement of Additional Information.

     FOREIGN CURRENCY EXCHANGE CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Portfolio may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     A Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-currency hedge) or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts which a Portfolio may enter into, a Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged. The Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a forward exchange contract to (A) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (B) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against ex-change rates risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.

     INDEXED COMMERCIAL PAPER. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Portfolio will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. See "Additional Investment Information-- Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

     FUTURES CONTRACTS AND OPTIONS THEREON. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for hedging purposes, to reduce and manage certain risks of its investments and to attempt to enhance return, in each case in accordance with regulations of the Commodity Futures Trading Commission. The Portfolios, and thus their investors, may lose money through any unsuccessful use of these strategies. Futures contracts purchased by the Portfolios may entitle a Portfolio to purchase or accept for future delivery debt securities, aggregates of debt securities, currencies, financial indices or U.S. Government securities, and include futures contracts which are linked to the London Interbank Offered Rate (LIBOR).

     A Portfolio's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.

     A Portfolio's ability to enter into or close out futures contracts and options thereon may also be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company. See "Additional Investment Information--Futures Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned on a Portfolio purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Portfolio may purchase and sell futures contracts and options thereon for any other purposes to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Portfolio's total assets.

     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in foreign equity and debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments.

     Investing in securities issued by foreign companies involves considerations and potential risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

     A Portfolio's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the Government Entities) of countries considered stable by the Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European

Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign Government Securities" shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Union. Foreign Government Securities shall also include mortgage-backed securities issued by Foreign Government Entities including quasi-governmental entities.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

CURRENCY RISKS

     Because the majority of the debt securities purchased by the International Bond Portfolio are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Portfolio's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of the Portfolio assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Portfolio assets denominated in that currency will decrease. Under the Internal Revenue Code, the Portfolio is required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Internal Revenue Code as items of ordinary and distributable income or loss, thus affecting the Portfolio's distributable income.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Portfolio values its assets daily in U.S. dollars, the Portfolio will not convert its holdings of foreign currencies to U.S. dollars daily. When the Portfolio converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the repurchase agreement. A Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Portfolio will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. In such circumstances, the Portfolio could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Portfolio will suffer a loss. See "Additional Investment Information--Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may each enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by a Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     A Portfolio will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities a Portfolio has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

SECURITIES LENDING

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each lend portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of a Portfolio in an amount equal to at least 100% of the market value, determined daily, of the securities loaned. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio cannot lend more than 33 1/3% of the value of its total assets (including the amount of the loan collateral). See "Additional Investment Information--Lending of Securities" in the Statement of Additional Information.

INTEREST RATE SWAP TRANSACTIONS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, International Bond Portfolio and Total Return Bond Portfolio may each enter into interest rate swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment. See "Additional Investment Information--Interest Rate Swap Transactions" in the Statement of Additional Information. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make and will not exceed 5% of a Portfolio's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.

INVESTMENT COMPANY SECURITIES

     The Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (money market funds). The Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Bond Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the Investment Company Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Portfolio bears in connection with its own operations.

ILLIQUID SECURITIES

     Each Portfolio, except the U.S. Government Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The U.S. Government Money Market Portfolio may hold up to 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Portfolios' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The Manager and the Advisers will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, with respect to U.S. Government securities, a Portfolio may treat the securities it uses as "cover" for written OTC options on U.S. Government securities as liquid provided it follows a specified procedure. A Portfolio may sell such OTC options only to qualified dealers who agree that a Portfolio may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Additional Investment Information--Illiquid Securities" in the Statement of Additional Information.

     When a Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Portfolio enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. The Portfolios will also treat non-U.S. Government POs and IOs as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. While a Portfolio will only purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Portfolio's net asset value. The Trust's Custodian will segregate cash or other liquid assets having a value equal to or greater than a Portfolio's purchase commitments. The securities so purchased are subject to market fluctuations and no interest accrues to the purchaser during the period between purchase and settlement.

     One form of when-issued or delayed-delivery security that the Mortgage Backed Securities Portfolio may purchase is a "to be announced" mortgage-backed security. A "to be announced" mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

SHORT SALES

     The Mortgage Backed Securities Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) segregate with its custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) segregated in connection with short sales.

     The Mortgage Backed Securities Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

BORROWING

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. A Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings.

     The other Portfolios may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. Each of these Portfolios may pledge up to 20% of its total assets to secure these borrowings.

     If a Portfolio borrows to invest in securities, or if a Portfolio purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above.

     If any Portfolio's asset coverage for borrowings falls below 300%, such Portfolio will take prompt action to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each of the Portfolios may exceed 100%, although the rate is not expected to exceed 200%. Due to market volatility, for the years ended December 31, 1997 and 1996 the portfolio turnover rate was 202% and 226%, respectively for the International Bond Portfolio, 323% and 340%, respectively, for the Total Return Bond Portfolio and 249% and 311%, respectively for the Intermediate-Term Bond Portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions."

INVESTMENT RESTRICTIONS

     The Portfolios are subject to certain investment restrictions which, like their investment objectives, constitute fundamental policies. Fundamental policies cannot be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            MANAGEMENT OF THE TRUST

     The Trustees, in addition to overseeing the actions of the Trust's Manager and Advisers, as set forth below, decide upon matters of general policy. The Trust's Manager conducts and supervises the daily business operations of the Trust. The Portfolios' Advisers furnish daily investment advisory services.

     For the year ended December 31, 1997 the total annualized expenses as a percentage of average daily net assets for each Portfolio's shares were as follows:

                                                              TOTAL ANNUALIZED
                                                                EXPENSES AS A
                                                                PERCENTAGE OF
                                                                AVERAGE DAILY
                        PORTFOLIO                                NET ASSETS
                        ---------                             ----------------
Large Capitalization Growth Portfolio....................           0.73%
Large Capitalization Value Portfolio.....................           0.72%
Small Capitalization Growth Portfolio....................           0.79%
Small Capitalization Value Portfolio.....................           0.81%
International Equity Portfolio...........................           0.93%
International Bond Portfolio.............................           1.35%
Total Return Bond Portfolio..............................           0.91%
Intermediate-Term Bond Portfolio.........................           0.71%
Mortgage Backed Securities Portfolio.....................           0.88%
U.S. Government Money Market Portfolio...................           0.65%

MANAGER

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, is the Manager of the Trust. PIFM is organized in New York as a limited liability company. It is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, a major diversified insurance and financial services company.

     For the year ended December 31, 1997, PIFM received the following management fees from each of the Portfolios.

                                                    ANNUALIZED
                                                    PERCENTAGE
                                                    OF AVERAGE
                  PORTFOLIO                         NET ASSETS            AMOUNT
                  ---------                         ----------            ------
Large Capitalization Growth Portfolio.........            .60%          $1,453,397
Large Capitalization Value Portfolio..........            .60%           1,521,474
Small Capitalization Growth Portfolio.........            .60%             939,417
Small Capitalization Value Portfolio..........            .60%             864,964
International Equity Portfolio................            .70%           1,718,754
International Bond Portfolio..................            .50%             175,813
Total Return Bond Portfolio...................            .45%             216,559
Intermediate-Term Bond Portfolio..............            .45%             430,089
Mortgage Backed Securities Portfolio..........            .45%             322,907
U.S. Government Money Market Portfolio........            .25%              94,188

     As of January 31, 1998, PIFM served as manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $63 billion.

     Pursuant to a Management Agreement (Management Agreement) with the Trust, PIFM manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to review and approval of the Trustees, of Advisers for each of the Portfolios and the review of their continued performance. See "Manager" in the Statement of Additional Information.

     Pursuant to separate Sub-Advisory Agreements (the Advisory Agreements) between PIFM and the Advisers, the Advisers furnish investment advisory services in connection with the management of the Trust. Each Adviser is paid a fee for its services by the Manager out of the fee it collects from the Portfolio based upon the portion of assets the Adviser manages. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Advisers' performance of such services.

     Subject to the supervision and direction of the Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial review on prospective Advisers for each Portfolio and thereafter monitoring Adviser performance. In evaluating prospective Advisers, the Manager considers, among other factors, each Adviser's level of expertise, relative performance, consistency of performance, and investment discipline or philosophy. The Manager has responsibility for communicating performance expectations and evaluations to the Advisers and ultimately recommending to the Trustees whether the Advisers' contracts should be renewed, modified or terminated. The Manager provides reports to the Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisers, custodian and transfer agent. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at the annual rate specified below based on the value of the average net assets of the Portfolio. The Manager pays each Adviser a fee that is computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets managed by that Adviser. For the year ended December 31, 1997, the Advisers received the fees from PIFM at the annual rates set forth below:

                                                                    PORTION PAID
                                                                   BY THE MANAGER
                                                                       TO THE
                  PORTFOLIO                     MANAGER'S FEE        ADVISER(S)
                  ---------                     -------------      --------------
Large Capitalization Growth Portfolio........       0.60%              0.30%
Large Capitalization Value Portfolio.........       0.60%              0.30%
Small Capitalization Growth Portfolio........       0.60%              0.30%
Small Capitalization Value Portfolio.........       0.60%              0.30%
International Equity Portfolio...............       0.70%              0.40%
International Bond Portfolio.................       0.50%              0.30%
Total Return Bond Portfolio..................       0.45%              0.25%
Intermediate-Term Bond Portfolio.............       0.45%              0.25%
Mortgage Backed Securities Portfolio.........       0.45%              0.25%
U.S. Government Money Market Portfolio.......       0.25%              0.125%

     The Manager and the Trust have received an exemptive order from the SEC which permits the Manager, subject to certain conditions, to enter into or amend Advisory Agreements without obtaining shareholder approval each time. On October 30, 1996, shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers for the Portfolios, change the terms of the Portfolios' Advisory Agreements or enter into a new Advisory Agreement with an existing Adviser after events that cause an automatic termination of the old Advisory Agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate an Advisory Agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to Advisory Agreements that occur under these arrangements.

ADVISERS

     The Advisers have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and perform various administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities they have undertaken with respect to the Portfolios. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held in the Portfolio, or portion thereof, it manages in accordance with the Portfolio's stated investment objective and policies, making investment decisions for such Portfolio, or portion thereof, and placing orders to purchase and sell securities on behalf of such Portfolio, or portion thereof. The Advisers furnish investment advisory services in connection with the management of the Portfolios and are paid their fees by PIFM, not the Trust.

     Each of the two Advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two Advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) will be divided between the two Advisers as the Manager deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two Advisers to the other. By using two Advisers for these Portfolios, and by periodically balancing a Portfolio for an approximately equal allocation, each Portfolio seeks long-term benefits from a balance of different investment disciplines, which is intended to achieve a certain continuity in the Portfolio's performance. Reallocations may result in additional transaction costs to the extent that sales of securities as part of such reallocations result in higher portfolio turnover. In addition, if one Adviser buys a security as the other Adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single Adviser and no such sale and purchase, but the Portfolio will have incurred additional transaction costs and other expenses. The Manager will consider these costs in determining the allocation and reallocation of assets.

     The following sets forth certain information about each of the Advisers:

LARGE CAPITALIZATION GROWTH PORTFOLIO

     Columbus Circle Investors (CCI), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902 and Oak Associates, Ltd. (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serve as the Advisers to the Large Capitalization Growth Portfolio. CCI and Oak are paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by each of them.

     CCI is a Delaware partnership and a subpartnership of PIMCO Advisors L.P., a leading institutional equity investment firm and, as of December 31, 1997, had approximately $9.3 billion in assets under management for corporate, nonprofit, government, union, and mutual fund clients.

     CCI generally uses a team approach, although Anthony Rizza is primarily responsible for the day-to-day investment management of the portion of the assets CCI manages for the Large Capitalization Growth Portfolio. Mr. Rizza is a Managing Director and has been a Portfolio Manager for CCI since June 1991. Prior to joining CCI, Mr. Rizza was a Research Officer with Connecticut National Bank. Mr. Rizza is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts. Mr. Rizza has been a member of the team managing the assets of the Portfolio since January 1995 and took over primary responsibility in 1998.

     Oak was founded in April 1985 and has specialized in the large cap market since inception. It provides investment management services to both individual and institutional clients and as of December 31, 1997, had more than $6.2 billion in assets under management. Oak is a limited liability company organized under the laws of the State of Ohio. James D. Oelschlager owns a controlling interest (99%) in Oak.

     With respect to portfolio management, Oak makes its securities selections based upon interest rate and inflation expectations, the company's growth rate and its price to earnings ratio, among other factors. James D. Oelschlager is the portfolio manager of the portion of the Portfolio managed by Oak which he manages with the assistance of Donna Barton, Margaret Ballinger and Douglas MacKay as assistant portfolio managers. Mr. Oelschager has been President of Oak since 1985 and has been primarily responsible for managing Portfolio assets since November 1995. Ms. Barton and Ms. Ballinger have been employed as a trader and client service manager, respectively, for Oak since 1985. Mr. MacKay has been a research analyst for Oak since 1990. Oak also manages two series of The Advisers' Inner Circle Fund, White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund.

LARGE CAPITALIZATION VALUE PORTFOLIO

     INVESCO Capital Management, Inc. (INVESCO), 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309 and Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017 serve as the Advisers to the Large Capitalization Value Portfolio. INVESCO and Hotchkis and Wiley are paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.

     INVESCO is a Delaware corporation and an indirect, wholly-owned subsidiary of AMVESCAP PLC, a global money management firm. As of December 31, 1997, INVESCO had approximately $48.4 billion of assets under management for clients located throughout the U.S., Europe and Japan.

     Neilson Brown, a Vice President of INVESCO, is responsible for the day-to-day management of the portion of the assets INVESCO manages for the Portfolio and previously managed all of the Portfolio's assets since its inception. Mr. Brown has served as a portfolio manager for INVESCO since 1989 and prior to 1989, served as a portfolio manager for Dreman Value Management and Brown Brothers Harriman & Co. Mr. Brown is a Chartered Financial Analyst and a member of the Atlanta Society of Financial Analysts.

     Hotchkis and Wiley is a division of The Merrill Lynch Capital Management Group of Merrill Lynch Asset Management, L.P. It was established in 1980 and has specialized in the large-cap market since its inception. As of December 31, 1997, Hotchkis and Wiley had approximately $12.3 billion in assets under management for corporate, public, endowment and foundation, and mutual fund clients. Hotchkis and Wiley is the adviser or subadviser for the American AAdvantage Funds, the Citibank Funds, the Hirtle Callaghan Trust and the Hotchkis and Wiley Funds.

     Roger DeBard has been primarily responsible for the day-to-day management of the portion of assets Hotchkis and Wiley manages for the Portfolio since January 1995. Dr. DeBard is a Managing Director at Hotchkis and Wiley. He also serves as an Executive Vice President of the Hotchkis and Wiley Funds. Dr. DeBard was formerly with Crocker Investment Management, Scudder, Stevens & Clark and the investment consulting firm of A.G. Becker & Co. Dr. DeBard is a member of the Los Angeles Society of Financial Analysts and a frequent guest on financial news programs. He has served as a director of the Los Angeles Bond Club and as an expert witness for the President's Commission on Pension Policy. Dr. DeBard is also a Chartered Financial Analyst.

SMALL CAPITALIZATION GROWTH PORTFOLIO

     Nicholas-Applegate Capital Management (Nicholas-Applegate), 600 West Broadway, 29th Floor, San Diego, California 92101 and Investment Advisers, Inc.
(IAI), 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 serve as the Advisers to the Small Capitalization Growth Portfolio. Nicholas-Applegate and IAI are paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.

     Nicholas-Applegate was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Nicholas-Applegate Capital Management Holdings, Inc., a California corporation controlled by Mr. Arthur E. Nicholas. Mr. Nicholas founded Nicholas-Applegate in 1984 and has been a principal of the firm since its founding. Mr. Nicholas and twenty-one other partners manage a staff of approximately 483 employees. As of December 31, 1997, the firm managed a total of approximately $30 billion of assets for a wide variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors.

     Since the inception of the Portfolio, the portion of the Portfolio's assets for which Nicholas-Applegate is the Advisor has been managed by a team of professionals at Nicholas-Applegate, which is overseen by Catherine S. Somhegyi, Chief Investment Officer-- Global Equity.

     IAI is a wholly-owned subsidiary of IAI Holdings, Inc., which is indirectly wholly-owned by Lloyds TSB Group plc. IAI was established in 1947 and provides investment advice to corporate, public, jointly-trusteed, endowment and foundation and mutual fund clients. As of December 31, 1997, IAI managed approximately $14 billion in assets.

     The day-to-day management of the Fund has been the responsibility of Martin
J. Calihan since January 1995. Mr. Calihan is a Vice President and has served as a equity analyst of IAI since 1992 and a portfolio manager since February 1996. Prior to such time, Mr. Calihan was an equity research analyst with Morgan Stanley & Co.

SMALL CAPITALIZATION VALUE PORTFOLIO

     Lazard Asset Management (LAM), 30 Rockefeller Plaza, New York, New York 10112 and Wood, Struthers & Winthrop Management Corp. (WSW), 277 Park Avenue, New York, New York 10172, serve as the Advisers to the Small Capitalization Value Portfolio. LAM and WSW are paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.

     LAM is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. LAM provides investment management services to both individual and institutional clients and as of December 31, 1997, had more than $60 billion in assets under management. In addition to portfolio management, Lazard Freres provides a wide variety of investment banking and related services. LAM is also the Adviser of the International Equity Portfolio of the Trust.

     Herbert W. Gullquist and Eileen D. Alexanderson, CFA, have been primarily responsible for the day-to-day management of the portion of the assets LAM manages for the Small Capitalization Value Portfolio since January 1995. Mr. Gullquist is a Managing Director and a Vice-Chairman of Lazard Freres, is the Chief Investment Officer of LAM and has been employed there since 1982. Ms. Alexanderson is a Managing Director of Lazard Freres. Ms. Alexanderson joined LAM in 1979 and has 18 years of investment experience. She is a Chartered Financial Analyst.

     WSW was founded in 1871 and has specialized in the small-cap market since 1967. It provides investment management services to both individual and institutional clients and, as of December 31, 1997, had more than $7 billion in assets under management. WSW is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation (DLJSC), 277 Park Avenue, New York, New York 10172. DLJSC is a wholly owned subsidiary of Donaldson Lufkin & Jenrette Inc (DLJ Inc), 36.1% of which is owned by The Equitable Life Assurance Society of the United States
(LIFE), 787 Seventh Avenue, New York, New York 10019, a wholly owned subsidiary of The Equitable Companies Incorporated (Equitable), 787 Seventh Avenue, New York, New York 10019. Equitable owns directly an additional 44.1% of DLJ Inc. Approximately 60.7% of the outstanding voting common stock as well as certain convertible preferred stock of Equitable is beneficially owned by AXA, a French insurance holding company. A group of five French mutual insurance companies, Uni Europe Assurance Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances Vie Mutuelle, and AXA Assurances I.A.R.D. Mutuelle (the "Mutuelles"), owned directly and indirectly through two French holding companies, Finaxa and Midi Participations, shares representing over 50% of the voting shares of AXA. The Mutuelles are owned by approximately
1.5 million policyholders.

     James A. Engle and Roger W. Vogel have been the co-managers of the portion of the Portfolio managed by WSW since April 1995. Mr. Engle has been Chief Investment Officer of WSW since 1988. Mr. Vogel was Director of Equity Research of WSW from 1993 until 1997, and is currently Chief Investment Officer--Equities. He was previously Vice President and Portfolio Manager at Chemical Bank from 1978 until 1993. Messrs. Engle and Vogel also manage the Winthrop Small Company Value, Growth and Growth & Income Funds.

INTERNATIONAL EQUITY PORTFOLIO

     Lazard Asset Management (LAM), 30 Rockefeller Plaza, New York, New York 10112, serves as the Adviser to the International Equity Portfolio. LAM is paid a fee by PIFM, not the Trust, at an annual rate of .40 of 1% of the Portfolio's average daily net assets.

     Herbert W. Gullquist and John R. Reinsberg have been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Gullquist is a Managing Director and a Vice-Chairman of Lazard Freres, is the Chief Investment Officer of LAM and has been employed with both since 1982. Mr. Reinsberg is a Managing Director of Lazard Freres and has been employed there since 1991. Prior thereto, he was Executive Vice President of General Electric Investment Corporation.

INTERNATIONAL BOND PORTFOLIO

     Delaware International Advisers Ltd. (DIAL), Third Floor, 80 Cheapside, London, EC2V 6EE, serves as the Adviser to the International Bond Portfolio. DIAL is paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the Portfolio's average daily net assets. DIAL is affiliated with Delaware Management Company and is an indirect, wholly-owned subsidiary of Lincoln National Corporation, a diversified financial services organization headquartered in Fort Wayne, Indiana.

     DIAL commenced operations as a registered investment adviser in December 1990 and specializes in international and global investing. The Portfolio's management team has been headed by Ian G. Sims, DIAL's Deputy Managing Director and Chief Investment Officer for Global Fixed Income, since August 1997. Other members of the portfolio management team currently are W. Hywel Morgan, Christopher A. Moth and Joanna Bates, all Senior Portfolio Managers of DIAL. As of December 31, 1997, DIAL had approximately $8 billion in assets under management with approximately $3 billion in assets in global fixed income.

     Prior to August 28, 1997, Fiduciary International, Inc. served as Adviser to the Portfolio under an agreement which was substantially similar to the Advisory Agreement currently in effect for the Portfolio.

INTERMEDIATE-TERM BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO

     Pacific Investment Management Company (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660, serves as the Adviser to the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio. PIMCO furnishes investment advisory services in connection with the management of each of these Portfolios and is paid a fee by PIFM, not the Trust, at an annual rate of .25 of 1% of each Portfolio's average daily net assets. John L. Hague, a Managing Director of PIMCO, has been responsible for the day-to-day management of both Portfolios since their inception. Mr. Hague has been a fixed income manager of PIMCO and its predecessor since 1989.

     PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO is registered as an investment advisor with the Commission and as a commodity trading advisor with the CFTC. As of December 31, 1997, PIMCO had approximately $118 billion of assets under management.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO AND MORTGAGE BACKED SECURITIES PORTFOLIO

     Wellington Management Company, LLP (WMC), 75 State Street, Boston, Massachusetts 02109, serves as the Adviser to the U.S. Government Money Market Portfolio and the Mortgage Backed Securities Portfolio. WMC is paid a fee by PIFM, not the Trust, at the annual rates of .125 of 1% and .25 of 1% of each Portfolio's average daily net assets, respectively.

     WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, WMC had approximately $174.5 billion of assets under management.

     Thomas L. Pappas, Senior Vice President of WMC, has served as portfolio manager to the Mortgage Backed Securities Portfolio since the Portfolio's inception. Mr. Pappas has been an investment professional with WMC since 1987. Timothy E. Smith, Vice President of WMC, has served as portfolio manager to the U.S. Government Money Market Portfolio since February 28, 1997. Prior to joining WMC in 1992, Mr. Smith was employed for 8 years with Fidelity Investments, Inc., where he held a number of investment management positions.

FEE WAIVERS AND SUBSIDIES

     PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Portfolios. Fee waivers and expense subsidies will increase a Portfolio's yield or total return. See "General Information -- Performance Information."

DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the Distributor of the shares of the Trust. It is an indirect, wholly-owned subsidiary of Prudential.

     Pruco Securities Corporation ("Prusec"), 1111 Durham Avenue, South Plainfield, New Jersey 07080-2398, is a corporation organized under the laws of the State of New Jersey. It is a wholly-owned subsidiary of Prudential. Prusec is distributing shares of the Trust pursuant to a dealer agreement between Prusec and Prudential Securities, the principal underwriter of the Trust. Prusec is registered with the Commission as both a broker-dealer and an investment adviser, and conducts its advisory activities under the name "Prudential Preferred Advisors" ("PPA"). Advisory clients of PPA may purchase and redeem shares of the Trust through their Prusec registered representative, or may effect such transactions by dealing directly with the Trust's Transfer Agent.

PORTFOLIO TRANSACTIONS

     Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker), may each act as a broker or futures commission merchant for a Portfolio. In order for an affiliated broker to effect any portfolio transactions for a Portfolio on an exchange or board of trade, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction.

YEAR 2000

     The services provided to the Trust and the shareholders by the Manager, the Advisers, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, the Manager, the Advisers, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems will be adapted in time for that event.

                                NET ASSET VALUE

     The net asset value per share is determined by subtracting the liabilities of each Portfolio from the value of its assets, and dividing the remainder by the number of outstanding shares of the Portfolio. The Trustees have fixed the specific time of day for the computation of each Portfolio's net asset value to be as of 4:15 p.m., New York time, except that the U.S. Government Money Market Portfolio will compute its net asset value at 4:30 p.m., New York time.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

     The Trust will compute its net asset value once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Trust or days on which changes in the value of portfolio securities do not materially affect the net asset value of a Portfolio.

     The U.S. Government Money Market Portfolio determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Portfolio's securities holdings on a given day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the shares of the Portfolio at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO PURCHASE SHARES

     Purchases of shares of a Portfolio by a Target Program participant must be made through a securities account maintained with Prudential Securities or its affiliates. Payment for Portfolio shares must be made by check made payable to Prudential Securities or to a broker or affiliate that clears securities transactions through Prudential Securities on a fully disclosed basis (an Introducing Broker). Clients of Prudential Securities may also make payment for portfolio shares using free credit cash balances held in their securities account including a cash payment by the participant into his or her securities account or through the redemption of shares of money market funds held in the account.

     For non-Plan accounts, the minimum initial investment requirement is $25,000. For Plan accounts, the minimum initial investment requirement is $10,000. The minimum initial investment requirement is reduced to $10,000 for non-Plan accounts for custodial accounts established under the Uniform Gift to Minors Act and for Trustees of the Trust (except that the minimum initial investment requirement is waived entirely for Trustees who receive their fees pursuant to a deferred fee agreement with the Trust), employees of Prudential Securities and PIFM and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities. For purposes of determining the minimum initial investment requirement, fiduciary accounts having a common trustee (unaffiliated with Prudential Securities) may be aggregated provided that such accounts, in the aggregate, have at least $250,000 in assets in the Target Program. Such accounts may also be aggregated for purposes of determining when the Target Program fee may be subject to negotiation. In addition, the minimum initial investment requirement may be reduced or waived for certain start-up qualified employee benefit plans which have been in existence for less than one year and for certain transfers of assets from asset allocation programs of investments in registered investment companies. From time to time, the minimum initial investment requirement may otherwise be reduced for Plan and non-Plan accounts in the discretion of Prudential Securities. Please contact a Prudential Securities Financial Advisor for details. Prudential Securities must be notified, prior to the opening of any Target Program account of any factors under which an account would be eligible for a waiver or reduction of the minimum investment or Target Program fee. The aggregation of accounts or reduction or waiver of the Target Program fee will be permitted subject to confirmation of the account's entitlement.

     Shares of the Portfolios are available to (i) participants in the Target Program with payment of the Target Program Fee and (ii) to banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the Portfolios are an available option without payment of the Target Program fee. Such programs may require payment of different fees. Trustees of the Trust, employees of Prudential Securities and PIFM and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities may also participate in the Target Program without the imposition of the Target Program fee. In addition, the Target Program fee may be waived in whole or in part for certain banks, trust companies or unaffiliated investment advisers who maintain securities accounts with Prudential

Securities as well as personal trusts which are part of The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or an affiliate thereof. Parties interested in utilizing the Portfolios should contact the Trust or Prudential Securities. The Target Program and the Trust are designed to help investors devise an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the choices available.

     THE TARGET PROGRAM. Prudential Securities, through the Target Program, provides advisory services in connection with investments among the Portfolios by identifying the investor's investment objectives, preferences and risk tolerances through evaluation of a Questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those objectives, preferences and risk tolerances in an Evaluation; and providing a quarterly account statement (Quarterly Account Monitor). Prudential Securities will not have any investment discretion over the investor's Target Program account; all investment decisions ultimately rest with the investor.

     Under the Target Program, financial advisors of Prudential Securities provide services to the investor by assisting the investor in identifying his or her financial characteristics and completing the investor Questionnaire. Prudential Securities has contracted with Ibbotson Associates, Inc., Chicago, an investment consulting, data and software firm, to develop an investment profile matrix and asset allocation methodology to assist it in translating investor needs, preferences and attitudes identified from the Questionnaire into suggested portfolio allocations. Financial advisors may also review the Evaluation and Quarterly Account Monitor with the investor, monitor identified changes in the investor's financial characteristics, assist the investor in preparing a revised Questionnaire, and communicate any changes to Prudential Securities for reevaluation.

     Prudential Securities is paid a quarterly fee for the services comprising the Target Program. For non-Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a Target Program account invested in equity portfolios and 1.0% of assets held in a Target Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets held in a Target Program account invested in equity portfolios and 1.35% of assets held in a Target Program account invested in income portfolios. The advisory fees may be modified or changed by Prudential Securities upon notice to account holders. Plan accounts and non-Plan accounts may elect to have their Target Program fee either automatically charged to their securities account or billed to them quarterly. For accounts that are billed, the initial fee is payable by check within forty-five calendar days after the trade date. The initial fee is based on the value of shares in the securities account and the mix of Target Portfolios on the initial trade date. The initial fee covers the period from the initial trade date through the last day of the calendar quarter, and is pro-rated accordingly. Thereafter, quarterly fees cover the current calendar quarter. The quarterly fee is payable on the sixth business day of the current quarter or, for accounts that are billed quarterly, forty-five calendar days after the end of the previous calendar quarter, by check. All fees will be reflected in a monthly securities account statement sent to the investor. If the investor pays by automatic debit to its securities account and there are insufficient liquid assets (in the form of cash or shares of non-Target money market funds) in the account to pay the Program fee, PSI will automatically redeem, in accordance with its policy then in effect, an appropriate number of shares of the investor's Target Portfolios (i) for non-

Plan accounts from the investor's largest Target Portfolio and (ii) for Plan accounts from all of the investor's Target Portfolios on a pro rata basis. If the investor is billed for the Program fee and does not pay such fee when due, then PSI will automatically debit the investor's securities account for such fee. If there are insufficient liquid assets in the account to pay the fee, then PSI will automatically redeem an appropriate number of shares of the investor's Target Portfolios. The advisory fee is subject to negotiation when assets in the Target Program exceed $100,000 based on a number of factors including, but not limited to, the size of the account and other accounts with Prudential Securities. An independent plan fiduciary should consider, in a prudent manner, the relationship of the fees to be paid by its Plan along with the level of services provided by Prudential Securities.

     Financial advisors receive a portion of any fee paid by Target Program clients for participation in the Target Program. As the quarterly fee paid by non-Plan investors for investments in an equity portfolio is greater than the quarterly fee paid by non-Plan investors for investments in an income portfolio, Prudential Securities will receive greater compensation if a non-Plan Target Program client invests in equity portfolios rather than income portfolios. Consequently, Prudential Securities, when making asset allocation recommendations for non-Plan Target Program clients will be presented with a conflict of interest as to the specific Portfolios recommended for investment.

     For participants in the Target Program, shares of the Portfolios may be purchased directly through Prudential Securities only after the completion and processing of the client's Target Program investment advisory agreement. The offering price is the net asset value per share next determined following receipt of an order by Prudential Securities. Shareholders will not receive share certificates, as the Trust does not issue share certificates.

HOW TO SELL SHARES

     Shares of the Portfolios may be redeemed at any time for cash at the net asset value per share next determined after the redemption request is received. Investors wishing to redeem their shares in a Portfolio should contact their Prudential Securities financial advisor or Prusec registered representative. Payment for shares presented for redemption will be made by check within seven days after receipt by Prudential Securities of a redemption request. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist. If a Target Program account is terminated, including a termination of such an account by Prudential Securities or Prusec, all shares of the Portfolios held in that account must be redeemed.

     The Trust may redeem shares when a Target Program participant's account value falls below $10,000 by reason other than (i) fluctuations in the participant's account net asset value or (ii) redemptions to pay Target Program fees if the investor does not restore the share value to more than $10,000 within 30 days after written notice by the Trust.

SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. There are no exchange privileges between the Portfolios and other Prudential Mutual Funds.

     An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

     FREQUENT TRADING. The Trust and the Portfolios are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Trust reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Trust and its shareholders from excessive trading, the Trust will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Trust or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Trust may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

     For further information regarding the exchange privilege, investors should contact their Prudential Securities financial advisor. Prudential Securities reserves the right to reject any exchange request and the exchange privilege may be modified or terminated after 60 days' written notice.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, each Portfolio will not be subject to federal income taxes on its net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to its shareholders.

     Any dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders will be taxable as ordinary income to the shareholder whether or not reinvested. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction. Any net capital gains distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months is currently 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

     Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Value Portfolio, Small Capitalization Growth Portfolio and International Equity Portfolio will be declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made at least annually.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. Gain or loss on shares held more than 18 months will be considered in determining a holder's adjusted net capital gain subject to a maximum tax rate of 20%. Additionally, a capital loss realized upon a sale or redemption of shares in a Portfolio will be deferred under the "wash sale" rules of the Internal Revenue Code if the shareholder acquires shares in such Portfolio during the 61-day period beginning 30 days before and ending 30 days after the sale which gave rise to the loss.

     Net investment income or capital gains earned by a Portfolio from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable. Furthermore, if a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied, and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If the Portfolio were to make an election, an amount equal to the foreign income taxes paid by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit for foreign taxes may be claimed. As a result of the election, shareholders who are non-resident alien individuals or foreign entities may be subject to additional U.S. withholding tax on the foreign taxes deemed distributed pursuant thereto, but be unable to claim a deduction or credit for such taxes in the U.S. Except in the case of the International Equity Portfolio and the International Bond Portfolio, it is not anticipated that any Portfolio will satisfy the requirements for making the election to treat shareholders as having paid foreign taxes paid by a Portfolio.

     A Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, a Portfolio's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized and unrealized by the Portfolio.

     Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by a Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Portfolio during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in their Portfolio shares.

     For most non-Plan investors who are individuals and for Plans which pay the Target Program fee by check, the Target Program fee may be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year shall be allowed as a deduction only to the extent that the aggregate of these deductions exceeds 2% of adjusted gross income.

     Under the Internal Revenue Code, each Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of certain shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law, or otherwise are subject to backup withholding.

     Any dividends out of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or lower treaty rate if applicable).

     As a result of the allocation and any reallocation of assets between the two Advisers of each of the four domestic equity Portfolios of the Fund, with respect to those Portfolios, there may be tax ramifications relating to the sale of assets in the form of increased short-term or long-term capital gains. As described above, net short-term gains derived by a Portfolio are taxed as ordinary income. Additionally, Portfolios may also be subject to the "wash sale" rules of the Internal Revenue Code as described above.

     Dividends and distributions will be paid in additional Portfolio shares, at net asset value computed on the payment date and record date, respectively, or such other date as the Trustees may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to the Trust or the investor's financial advisor. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash. Each Portfolio will notify each shareholder after the close of each Portfolio's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

     If you buy shares on or immediately before the record date (the date that determines who receives the dividend), you will receive a portion of the money you invested as a taxable dividend. Therefore you should consider the timing of dividends when buying shares of a Portfolio.

     The foregoing is a general summary of the U.S. federal income tax consequences of investing in a Portfolio. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

                              GENERAL INFORMATION

PERFORMANCE INFORMATION

  U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     From time to time the U.S. Government Money Market Portfolio may advertise its current yield based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The U.S. Government Money Market Portfolio also calculates its effective annual yield, assuming weekly compounding, and its tax-equivalent yield. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal an after tax yield equivalent to the Portfolio's tax-free yield and is calculated by dividing the Portfolio's current or effective yield by the result of one minus a certain state tax rate. The yield will fluctuate from time to time and is not intended to indicate and is not necessarily representative of future performance.

  OTHER PORTFOLIOS

     FROM TIME TO TIME THE TRUST MAY ADVERTISE A PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in a Portfolio of the Trust would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends paid by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Trust may also from time to time advertise the 30-day yield of a Portfolio. The yield refers to the income generated by an investment in a Portfolio over a one-month or 30-day period. This income is then "annualized," that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Trust may also include comparative performance information for its Portfolios in advertising or marketing the Trust's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Trust's annual report to shareholders which is available without charge. You may request copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

DESCRIPTION OF SHARES

     The Trust, organized as an unincorporated business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."

     The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the Investment Company Act, shareholders of each Portfolio have to approve changes in certain investment policies of a Portfolio.

     It is the intention of the Trust not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees. The Trust may from time to time, in its discretion and pursuant to applicable regulations, add additional Portfolios to the Trust or, with the approval of the Shareholders of an existing Portfolio, if necessary, terminate one or more of the Portfolios.

     As of February 20, 1998, Prudential Securities was the record owner for other beneficial owners of substantially all outstanding shares of each Portfolio of the Trust.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian for the Trust's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 9131, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                                   APPENDIX I

                        DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA -- Debt rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB and B -- Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of Investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding Investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable Investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for Issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's, issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations.

     Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                  APPENDIX II

                                   EXEMPTIONS

    The following is the text of the proposed and final exemptions from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TARGET by certain retirement plans.

                               PROPOSED EXEMPTION

FEDERAL REGISTER
VOL. 58, No. 131
Monday, July 12, 1993
Notices

DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)
 . . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Application No. D-9217]
PROPOSED EXEMPTION

SECTION I. COVERED TRANSACTIONS

    The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, August 10, 1990). If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

    This exemption is subject to the following conditions that are set forth below in Section II.

SECTION II. GENERAL CONDITIONS

    (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

    (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

    (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

    (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

    (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

    (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

    (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

    (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

    (9) The quarterly investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

    (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

        (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

         (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

         (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

         (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

         (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

         (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

         (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

         (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

         (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

        (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

        (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) independent of PMF and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

        (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and
    (3) knowledgeable with
    respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

        (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

        (b) Telephone quotations from Prudential Securities of such Plan's account balance.

        (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

        (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

        (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

         (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

         (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant (the Disclosed Account), the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

        (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

        (g) Periodic meetings with Financial Advisors, Independent Plan Fiduciaries or if applicable, participants of Section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

    (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

         (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

         (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

         (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

         (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

        (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

    For purposes of this exemption:

        (1) An "affiliate" of Prudential Securities includes --

         (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

         (b) Any officer, director or partner in such person, and

         (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

        (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either

         (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,

         (b) A participant in a Keogh Plan,

         (c) An individual covered under a self-directed IRA which invests in Trust shares, or

         (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

        Effective date: If granted, this proposed exemption will be effective March 15, 1993.

  SUMMARY OF FACTS AND REPRESENTATIONS

    1. The parties to the transactions are as follows:

        a. Prudential Securities, located in New York, New York, is an indirect, wholly owned subsidiary of the Prudential Insurance Company of America (Prudential), the largest insurance company in the United States and the second largest insurance company in the world. Prudential Securities offers a broad spectrum of financial services to both individual and institutional investors including cash management services, retirement and financial planning services, mutual funds, investment management services and insurance and annuity services. Among these services are a variety of asset allocation programs. The investment management and financial services that comprise Prudential Securities are involved with the management of more than $50 billion in assets. Prudential Securities assists investors in selecting Portfolios for investment in the Trust. In addition, Prudential Securities serves as the distributor of Trust shares and provides investment allocation advice to investors.

        b. PMF, which is located in New York, New York, is an indirect wholly owned subsidiary of Prudential. PMF is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the 1940 Act). PMF was incorporated in May 1987 under the laws of the State of Delaware.

        Currently, PMF is the investment manager to 35 open-end investment companies, constituting all of the Prudential mutual funds. In addition, PMF serves as investment manager or administrator to 19 closed-end investment companies. These companies collectively have total assets of approximately $41 billion. PMF serves as the investment manager of the Trust and the underlying Portfolios.

        c. Prudential Mutual Fund Services, Inc. (PMFS) of Edison, New Jersey is a wholly owned subsidiary of PMF. PMFS will serve as Transfer Agent and Dividend Disbursing Agent for the Trust. In these capacities, PMFS maintains certain books and records for the Trust.

        d. Ibbotson Associates, Inc. (Ibbotson) of Chicago, Illinois, is an investment consulting, data and software products firm that specializes in applying investment theories and empirical findings to current business practice. Ibbotson is not related to Prudential or its affiliates. Ibbotson has developed software for the Target Program (described herein) which involve investment profile matrices and asset allocation methodologies. These matrices and methodologies translate investor needs, preferences and attitudes into suggested portfolio allocations. Ibbotson will maintain and update the software package from time to time as deemed appropriate by Prudential Securities.

    2. On July 31, 1992, Prudential Securities formed the Trust, a no load, open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and it has an indefinite duration. As of September 22, 1992, the Trust had no assets.

    The Trust consists of nine different portfolios which range from the U.S. Government Money Market Portfolio to the International Equity Portfolio and which pay monthly or annual dividends to investors. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities or equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under two major groupings-Equity and Income. No Portfolio of the Trust is permitted to invest any of its assets in securities issued by Prudential Securities or companies which are directly or indirectly controlled by, or under common control with Prudential Securities. Further, no Portfolio of the Trust may engage in principal transactions with Prudential Securities or its affiliates.

    3. Shares in the Trust are being offered by Prudential Securities, as distributor, to participants in the Target Program. The Target Program is an investment advisory service pursuant to which the Asset Management Group of Prudential Securities, in its capacity as investment adviser to participants in the Target Program, in conjunction with Ibbotson, directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances.

    The Target Program is designed for mid-sized investors with assets of $10,000 - $1 million. To participate in the Trust, each investor must open a brokerage account with Prudential Securities by making a current, minimum initial investment of $10,000.(3)

    Although PMF anticipates that investors in the Trust will consist of institutions and individuals, it is proposed that prospective investors include Plans for which PMF may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PMF or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

    The applicants represent that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where PMF or an affiliate has a party in interest relationship with the Plan. PMF also acknowledges that a prohibited

---------------
 3 Shares in the Trust are not certificated for reasons of economy and convenience. PMFS, the Trust's transfer agent, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PMF represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre- emptive right would make the normal operations of the Trust impossible.
  As for the voting rights, PMF states that they are accorded to recordholders of Trust shares. PMF notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PMF believes that most Plans will pass-through the vote to participants on a pro-rata basis.

 4 The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the Target Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the Target Program with Prudential Securities as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Prudential Securities and its affiliates. The Department expects that an Independent Plan Fiduciary, prior to entering into the Target Program, to understand fully all aspects of such arrangement following disclosure by Prudential Securities of all relevant information.

transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PMF and the Plan may have been established at that point.

    Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption from Prudential Securities of shares in the Trust by a participating Plan where Prudential Securities does not (a) sponsor the Plan (other than serving as a prototype sponsor) or (b) exercise discretionary authority over such Plan's assets.(5) No commissions or fees are being paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the applicants request that the exemption be made effective as of March 15, 1993.

    4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which will initially be comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with PMF and/or its affiliates. The four remaining Trustees are not affiliated with PMF.

    5. Under its management agreement entered into with the Trust, PMF, as investment manager, manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to the review and approval of the Trustees, of the Sub-Advisers of each Portfolio.(6)

    Through the Target Program, Prudential Securities provides a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, Prudential Securities will furnish copies of an Investor Profile Questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to the Independent Plan Fiduciary or participant of a Title I Plan, as provided below, or to an IRA or a Keogh Plan. In the case of a Plan where the Independent Plan Fiduciary has established a Disclosed Account in the name of each Plan participant (such as in a section 404(c) Plan), Prudential Securities will furnish copies of the Investor Profile Questionnaire to each of the Plan participants for response. However, if the Independent Plan fiduciary establishes an Undisclosed Account with Prudential Securities in the name of the Plan, Prudential Securities will provide the Independent Plan Fiduciary, upon oral or written request and at no additional cost, with sufficient copies of the Investor Profile Questionnaire so that the Independent Plan Fiduciary may distribute such questionnaire to Plan participants. Prudential Securities, if requested, will also perform, at no additional cost, the asset allocation analyses for each of these participants.

    6. Based upon data obtained from the Investor Profile Questionnaire, Prudential Securities evaluates the investor's risk tolerances and financial goals. Prudential Securities then provides investment advice as to the appropriate mix of investment Portfolios of the Trust that are designed to balance the investor's goals, objectives and risk tolerances as part of a long-term investment strategy.

    The applicants represent that Prudential Securities does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, the applicants represent that all of Prudential Securities' recommendations and evaluations are presented to the Independent Plan Fiduciary and are implemented only if accepted an acted upon by such Independent Plan Fiduciary. However, in the case of a Plan such as a section 404(c) Plan, PMF represents that Independent Plan Fiduciaries or participants in such Plan are presented with

---------------

 5 PMF represents that to the extent employee benefit plans that are maintained by PMF purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicants further represent that, although the exemptive relief proposed above would not permit PMF or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

 6 Subject to the supervision and direction of the Trustees, PMF provides to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, PMF considers, among other factors, each Sub- Adviser's level of expertise, consistency of performance and investment discipline or philosophy. PMF has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether the Sub-Advisers' contracts should be renewed.

Prudential Securities' recommendations and evaluations depending upon the type of account the Independent Plan Fiduciary has established with Prudential Securities.

    7. With respect to an Undisclosed Account, the applicants represent that Prudential Securities' recommendations will be presented to the Independent Plan Fiduciary and such fiduciary will advise Prudential Securities of the investment to be made for the Plan. However, with respect to a Disclosed Account, the applicants note that Prudential Securities' recommendations will be presented to the participants who will be responsible for acting upon that recommendation.

    8. The applicants note that not all of the services described above will be provided to every Plan. The services provided to each Plan or to each Plan participant will depend on what is decided upon by the Independent Plan Fiduciary. The applicants represent that an Independent Plan Fiduciary may decide for its own reasons to establish an Undisclosed Account with Prudential Securities under which Prudential Securities is not required to provide investment allocation services to each Plan participant. The applicants state that an Independent Plan Fiduciary may already have an established relationship with a recordkeeper which, depending on the recordkeeper's accounting system, makes it administratively desirable for the Independent Plan Fiduciary to invest a Plan's assets on an undisclosed basis instead of on a disclosed basis. The recordkeeper would be responsible for making allocations to each participant's account in the Plan.

    However, if the Independent Plan Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays Prudential Securities if the investment in the Target Program is $100,000 or less. Only investments in excess of $100,000 in the Target Program can result in the payment to Prudential Securities of a quarterly investment allocation fee that is lower than 1.35 percent. (See Representation 17.)(7)

    9. Based upon the investment advice and recommendations, which may or may not be adopted, the Independent Plan Fiduciary, with respect to an Undisclosed Account, the Plan participant, with respect to a Disclosed Account, or the IRA or Keogh Plan participant, as applicable, selects the specific Portfolios. Prudential Securities will continue to render Portfolio selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios.

    10. As stated above, PMF is responsible, subject to the supervision and direction of the Trustees, for selecting the Sub-Advisers which will provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their performance in their respective areas of expertise in asset management. PMF represents that there are presently seven Sub-Advisers, all of which are independent of, and will remain independent of, PMF and/or its affiliates(8). The Sub-Advisers are registered investment advisers under the 1940 Act. They maintain their principal executive offices in various regions of the United States.

    11. Aside from the Investor Profile Questionnaire described above, in order for a Plan to participate in the Target Program, Prudential Securities will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus. This document discusses the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize including a description of the risks.(9) Further, each Independent Plan Fiduciary or if, applicable, Plan participant, will be given a copy of the investment advisory agreement

---------------
 7 In this regard, the Department emphasizes that it expects the Independent
  Plan Fiduciary to prudently consider the relationship of the fees to be paid by the Plan to the level of services to be provided by Prudential Securities. In light of the relatively fixed nature of the fees, Independent Plan Fiduciaries should consider the appropriateness of this arrangement in the context of a section 404(c) Plan where asset allocation advice is not provided directly or indirectly to Plan participants.
  In response to the Department's concern over this matter, Prudential Securities represents that it will amend the Trust Prospectus and Investment Advisory Agreement to include the following statement: "The Independent Plan Fiduciary [has] [should] consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by Prudential Securities."

 8 Although there are presently nine Portfolios comprising the Trust, there are only seven Sub-Advisers because two of the Sub-Advisers manage two Portfolios.

 9 In the case of a section 404(c) Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust Prospectus to section 404(c) Plan participants. If requested by such Plan administrator, trustee or named fiduciary, the Prudential Securities will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for distribution to Plan participants, as well as provide Statements of Additional Information to any parties upon request.

    between Prudential Securities and such Plan relating to participation in the Target Program including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon written request to the Trust, Prudential Securities will also provide an Independent Plan Fiduciary or if applicable, Plan participant, with a copy of the respective investment advisory agreement between PMF and the Sub-Advisers. (Independent Plan Fiduciaries or Plan participants will be apprised by Prudential Securities that they may receive the aforementioned information in sales and marketing material and/or in communications made by brokers.)

    With respect to a section 404(c) Plan, Financial Advisors affiliated with Prudential Securities will also explain the services offered under the Target Program as well as the operation and objectives of the Portfolios to either the Independent Plan Fiduciary or to eligible section 404(c) Plan participants depending upon the type of account the Independent Plan Fiduciary establishes with Prudential Securities.(10)

    If accepted as a Trust investor, an Independent Plan Fiduciary will be required by Prudential Securities to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, Prudential Securities will require that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program. With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent, in writing, to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    12. Prudential Securities will provide all parties that execute the investment advisory agreement and in whose name the Target Program account is registered with written confirmations of each purchase and redemption of shares of a Portfolio, telephone quotations of such investor's account balance, a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account (to the extent there are transactions involving the account), and a written quarterly Target Program account statement. The Quarterly Account Monitor is designed to include a record of the performance of the client's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the Target Program actually incurred during the period), the client's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity and dividends and interest received or reinvested as well as a market commentary. In addition, the Quarterly Account Monitor will contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations. The Quarterly Account Monitor is described in the summary of the Target Program attached to the front of the Trust's Prospectus.

    If an Independent Plan Fiduciary of a section 404(c) Plan opens a Disclosed Account for each Plan participant, such participant will receive a Quarterly Account Monitor reflecting information that pertains to the participant's individual account. However, if an Independent Plan Fiduciary elects to establish an Undisclosed Account with Prudential Securities, then Prudential Securities will provide the Quarterly Account Monitor to the Independent Plan Fiduciary. Such report will contain information relative to the Plan's account.

    In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, Prudential Securities will provide, as applicable, an Independent Plan Fiduciary or a section 404(c) Plan participant with written disclosures of (a) the percentage of each Portfolio's aggregate brokerage commissions that are paid to Prudential Securities and (b) the average brokerage commission per share paid by each

---------------

10 The Department is expressing no opinion as to whether the information provided under the Target Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities, both expressed as cents per share. With respect to a Disclosed Account established for a section 404(c) Plan participant, Prudential Securities will provide the brokerage report to the participant and not to the Independent Plan Fiduciary.

    Further, the Independent Plan Fiduciary or section 404(c) Plan participant, as applicable, will have access to a Financial Advisor for the discussion of any questions that may arise.

    13. A Plan wishing to redeem Trust shares must communicate such request in writing or by telephone to Prudential Securities. Redemption requests received in proper form prior to the close of trading on the New York Stock Exchange (the
NYSE) will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with PMF or to an "introducing" broker(11) within 5 business days after receipt of the redemption request. Prudential Securities will place redemption proceeds in the client's brokerage account and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the Trust's U.S. Government Money Market Portfolio) which may be affiliated with Prudential Securities.(12)

    Due to the high costs of maintaining small accounts, the Trust may also redeem an account where the current value is $10,000 or less, provided the Plan has been given at least 30 days' advance written notice in which to increase the account balance to more than the $10,000 amount. The proceeds of such redemption will be deposited in the investor's brokerage account unless Prudential Securities is otherwise instructed.(13)

    14. Shares of a Portfolio may be exchanged by an investor, without the payment of any fees, for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other Prudential Mutual Funds.

    15. With respect to brokerage transactions that are entered into under the Target Program for a Portfolio, such transactions may be executed through Prudential Securities, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Prudential Securities may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other brokers for execution. In this regard, Prudential Securities is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

    16. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by PMF, Prudential Securities, the Sub-Advisers or PMFS. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.

    17. The total fees that are paid to Prudential Securities and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, Prudential Securities will charge an investor a quarterly investment advisory fee. The "outside fee," which is computed quarterly, ranges annually from .50 percent up to a

---------------
11 Prudential Securities provides clearance, settlement and other back office services to other broker-dealers. Prudential Securities may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Prudential Securities. If a Plan uses an introducing broker, the arrangement between the Plan and that broker will define whether the broker is authorized by the Plan to accept redemption proceeds.

12 The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by Prudential Securities, of redemption proceeds in an affiliated money market fund where the Plan investor has not given investment instructions. The applicants represent that to the extent Prudential Securities is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

13 The 30 day limit does not restrict a Plan's ability to redeem its interest in the Trust. The 30 day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with Prudential Securities to an amount in excess of $10,000. If desired, the Plan may still follow the redemption guidelines described in Representation 13 above.

maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios. The outside fee will be charged directly to an investor and it will not be affected by the allocation of assets among the Equity or the Income Portfolios nor by whether an investor follows or ignores Prudential Securities' advice.(14) The outside fee can be negotiated to below the 1.35 percent maximum only if the Plan invests an aggregate amount of $100,000 or greater in the Target Program. In the case of Plans, the outside fee may be paid by the Plan or by the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA beneficiary directly.

    For Plan investors, the outside fee will be payable in full within 6 business days after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the Target Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee is based on the value of assets in the Target Program measured as of the last calendar day of the previous quarter and is payable on the fifth business day of the current quarter.(15)

    18. Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later. In the case of redemptions aggregating $10,000 or more during a quarter, the fee will be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter.

    In addition, for investment management and related services provided to the Trust, PMF is paid, from each Portfolio, a management fee which is computed daily and paid monthly at an annual rate ranging from .25 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, PMF compensates the Sub-Advisers. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by PMF to the Sub-Adviser, varies from 12.5 to 30 basis points depending on the Portfolio. In addition, pursuant to a Transfer Agency and Service Agreement with the Trust, PMFS will be paid an annual fee of $35 per Target Program participant out of the operating expenses of the Portfolios.(16)

---------------
14 Prudential Securities represents that the outside fee is not imposed on the accounts of employees of Prudential and its subsidiaries, including PMF, the accounts of their immediate families, IRAs and certain employee pension benefit plans for these persons. With respect to employee benefit plans maintained by PMF or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

15 The applicants represent that an Independent Plan Fiduciary or Plan participant may change Portfolio allocations on any business day and there are no limitations as to how frequently Portfolio allocations can be made. The applicants also state that assets which are subsequently added to a Target Program account after the beginning of any calendar quarter (and are allocated in accordance with the Independent Plan Fiduciary's or participant's asset allocation decision) will not be subject to the outside fee for that quarter until such additional investments "aggregate" (i.e., new money invested during the quarter) $10,000 or more. When this occurs, the applicants explain that the outside fee will be assessed on such additional assets and will be payable six business days thereafter (pro-rated based on the length of time remaining in the current calendar quarter). If the additional investments have not reached the $10,000 level by the last day of the calendar quarter, the applicants state that such investments will start being subject to the outside fee as of the first business day of the next calendar quarter.

16 The applicants represent that if an Undisclosed Account is established by an Independent Plan Fiduciary only one $35 fee will be levied.

    19. The management fees that are paid at the Portfolio level to PMF and the Sub-Advisers are set forth in the table below. As noted in the table, the sum of the management fees paid by a Portfolio to PMF and the Sub-Advisers (S-A) and retained by such entities equals the total management fee paid by the Portfolio.

-------------------------------------------------------------------------------------------------------------------------
                                                                   TOT. MGT.           S-A RET.            PMF RET.
                         PORTFOLIO                                  FEE (%)             FEE (%)             FEE (%)
-------------------------------------------------------------------------------------------------------------------------
Equity:
    Large capitalization value portfolio....................          .60                 .30                 .30
    Large capitalization growth portfolio...................          .60                 .30                 .30
    Small capitalization value portfolio....................          .60                 .30                 .30
    Small capitalization growth portfolio...................          .60                 .30                 .30
    International equity portfolio..........................          .70                 .40                 .30
Income:
    U.S. Government Money Market portfolio..................          .25                .125                .125
    Mortgage backed securities portfolio....................          .45                 .25                 .20
    Intermediate-term bond portfolio........................          .45                 .25                 .20
    Total return bond portfolio.............................          .45                 .25                 .20
-------------------------------------------------------------------------------------------------------------------------

    20. PMF proposes to offset, quarterly, against the outside fee that will be paid to Prudential Securities such amount as is necessary to assure that PMF retains no more than 20 basis points (the Reduction Factor) from any Portfolio on investment of assets attributable to any Plan.(17)

    Under the proposed fee offset, a Reduction Factor of .10 percent will be applied against Prudential Securities' quarterly outside fee with respect to the value of the Plan assets that have been invested in the Equity Portfolios only. As noted above, the Income Portfolios do not involve a Reduction Factor because the fee retained by PMF for these Portfolios does not exceed 20 basis points.

    The Department, in conjunction with the applicants, has developed the following example to demonstrate how the fee offset mechanism will work and determine the aggregate fee that a hypothetical Plan investor might expect to pay to both Prudential Securities and PMF in a given calendar quarter or year:

    Assume that as of March 31, 1993, the average daily value of Trust shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Portfolios: (1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would not retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .125 percent; (2) Total Return Bond Portfolio in which the Plan made a $200 investment and from which PMF would retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .20 percent; (3) Small Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent; (4) Large Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent and (5) International Equity Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent.

---------------
17 Prudential Securities asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PMF among the Portfolios (except that the fee paid by the U.S. Government Money Market Portfolio to PMF is equal to 12.5 basis points).

    Assume that the Plan investor pays the maximum annual outside fee of 1.35 percent on the Portfolios so that the total outside fee for the calendar quarter April 1 through June 30, 1993, prior to the offset, would be:

---------------------------------------------------------------------------------------------------------
                                                                                            OUTSIDE
                                                    AMOUNT           MAX. OUTSIDE           FEE FOR
                 PORTFOLIO                         INVESTED           QUART. FEE            QUART.
                                                                                      -------------------
---------------------------------------------------------------------------------------------------------
U.S. Government Money Market portfolio......        $   50            1.35%(.25)            $0.1688
Total return bond portfolio.................          200             1.35%(.25)             .6750
Small capitalization growth portfolio.......          250             1.35%(.25)             .8438
Large capitalization growth portfolio.......          250             1.35%(.25)             .8438
International equity portfolio..............          250             1.35%(.25)             .8438
                                                    ------                                  -------
Total.......................................         1,000                                  $3.3752
---------------------------------------------------------------------------------------------------------

    Under the proposed fee offset, the outside fee charged to the Plan must be reduced by the Reduction Factor to ensure that PMF retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

---------------------------------------------------------------------------------------------------------
                                                   PMF. RET.          RED. FACT.         PMF RET. FEE
                 PORTFOLIO                          FEE (%)               (%)          AFTER RED. FACT.
---------------------------------------------------------------------------------------------------------
Equity:
Large capitalization value portfolio........         0.30                0.10                0.20
Large capitalization growth portfolio                 .30                0.10                 .20
Small capitalization value portfolio........          .30                0.10                 .20
Small capitalization growth portfolio.......          .30                0.10                 .20
International equity portfolio..............          .30                0.10                 .20
Income:
U.S. Government Money Market portfolio......         .125                 --                 .125
Mortgage backed securities portfolio........          .20                 --                  .20
Intermediate-term bond portfolio............          .20                 --                  .20
Total return bond portfolio.................          .20                 --                  .20
---------------------------------------------------------------------------------------------------------

    Under the proposed fee offset, the quarterly outside fee will be reduced with respect to Plan assets in the example that have been invested in the Small Capitalization Growth Portfolio, the Large Capitalization Growth Portfolio and the International Equity Portfolio only (i.e., the Equity portfolios). In the example above, the U.S. Government Money Market Portfolio and the Total Return Bond Portfolio do not require a reduction of the outside fee because the fee retained by PMF for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the Plan investor is computed as follows:

(.25)[($250)(.10%) + ($250)(.10%) + ($250)(.10%)] = $.1875.

    In the foregoing example, the Plan investor, like all other investors in the Target Program, would receive a statement for its Target Program account during the fourth week of April 1993. This statement would include a debit notice for the outside fee for the calendar quarter April 1 through June 30, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to Prudential Securities would be determined as follows:

        $3.3752 - $.1875 = $3.1877.

    The account of the Plan investor (as with other investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus).(18)

---------------
    (18) The foregoing example illustrates that fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants represent that PMF will not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the sixth business day of the first month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

    Assuming the Plan investor wishes to gain a more realistic perspective of the aggregate quarterly and annual fees that would be paid to both Prudential Securities and PMF at both the Plan level and the Portfolio level, the investor would include within the computation on the net quarterly outside fee, the quarterly inside fee that such investor would be paying to PMF.

    The quarterly, aggregate fee calculation would be computed as follows:

    $3.1877, representing the quarterly net outside fee paid to Prudential Securities + (.25)
[(.125%)($50) + (.20%)($200) + (.30)($250 + $250 + $250)] or $.6781,
representing the quarterly inside fee paid to PMF = $3.8658, which represents the quarterly fee that would be paid to Prudential Securities and PMF for services provided to the Plan investor.

    The total annual fee that the Plan investor would pay to both Prudential Securities and PMF would be equal to (4)[$3.1877 (net outside fee) + $.6781 (inside fee)] or $15.4632 per $1,000 investment, or a total fee percentage of 1.55%.

    21. Because PMF will retain an inside fee of 12.5 basis points with respect to assets invested in the U.S. Government Money Market Portfolio, the applicants note that a potential conflict may exist by reason of the variance in net inside fees among the U.S. Government Money Market Portfolio and the other Portfolios. The applicants also recognize that this factor could result in the recommendation by Prudential Securities of a higher fee-generating Portfolio to an investing Plan. To help address this potential conflict, Prudential Securities will disclose to all participants in the Target Program the fee differentials of the various Portfolios.

    22. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and the Securities and Exchange Commission, at all times during regular business hours.

    23. In summary, it is represented that the transactions satisfy the statutory criteria for an exemption under section 408(a) of the Act because: (a) The investment of a Plan's assets in the Target Program will be made and approved by a Plan fiduciary which is independent of Prudential Securities and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the Target Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust;
(d) prior to making an investment in the Trust, each Independent Plan Fiduciary will receive offering materials and disclosures from either PMF or Prudential Securities which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the Target Program; (e) Prudential Securities will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria;
(f) any Sub-Adviser that is appointed by Prudential Securities to exercise investment discretion over a Portfolio will always be independent of Prudential Securities and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) each Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio; and (i) on a quarterly and annual basis, Prudential Securities will provide written disclosures to Independent Plan Fiduciaries with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Prudential Securities and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities and its affiliates, both expressed as cents per share.

    For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

                                FINAL EXEMPTION

FEDERAL REGISTER
VOL. 58, NO. 172
WEDNESDAY, SEPTEMBER 8, 1993
NOTICES

DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)

 . . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Prohibited Transaction Exemption 93-59; Exemption Application No. D-9217]

EXEMPTION
SECTION I. COVERED TRANSACTIONS

    The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

    This exemption is subject to the following conditions that are set forth below in Section II.

SECTION II. GENERAL CONDITIONS

    (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

    (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

    (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

    (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

    (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

    (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

    (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

    (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

    (9) The quarterly investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

    (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

        (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

         (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

         (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

         (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

         (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

         (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

         (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

         (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

         (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

        (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

        (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) Independent of PMF and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

        (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) Independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets, and
    (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

        (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

        (b) Telephone quotations from Prudential Securities of such Plan's account balance.

        (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

        (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

        (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

         (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

         (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant, the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

        (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) Percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

        (g) Notification that periodic meetings will be held, upon the request of Plan investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six-year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

    (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

         (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

         (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

         (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

         (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

        (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

    For purposes of this exemption:

        (1) An "affiliate" of Prudential Securities includes --

         (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

         (b) Any officer, director or partner in such person, and

         (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

        (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either:

         (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan,

         (b) A participant in a Keogh Plan,

         (c) An individual covered under a self-directed IRA which invests in Trust shares, or

         (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

    For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on July 12, 1993 at 58 FR 37514.

EFFECTIVE DATE: This exemption is effective March 15, 1993.

WRITTEN COMMENTS

    The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment letter was submitted by PMF, Prudential Securities and their affiliates (hereinafter, the Applicants) and it suggested certain clarifications to the General Conditions and the Summary of Facts and Representations of the Notice. Discussed below are the changes suggested by the Applicants and the Department's responses to these amendments.

    With respect to the General Conditions of the Notice that are set forth in
Section II, the Applicants suggest that the last sentence of paragraph (e) be clarified to read as follows:

        The Quarterly Account Monitor will also contain an evaluation of a Plan investor's account to assist the Plan ascertaining whether its investment objectives have been met and recommending, if required, changes in Portfolio allocations.

However, after considering this comment, the Department has decided that further revisions of Condition 11(e) are warranted to reflect the fact that it is the Independent Plan Fiduciary or section 404(c) Plan participant rather than the Plan who makes determinations about the prudence of continuing a Plan or account investment in the Target Program. Therefore, the Department has modified the last sentence of Condition 11(e)as follows:

         The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

    The Applicants also suggest that Condition 11(g) of the Notice, which addresses ongoing oral and written disclosures that will be provided by Prudential Securities to Plan investors, be modified to read as follows:

         (g) Periodic meetings will be held at the request of Plan investors with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

Although generally agreeing with this comment, the Department believes it would be more comprehensible if the words "Notification that" were inserted at the beginning of this clause to emphasize the fact that Prudential Securities will inform Plan investors of meetings with its Financial Advisors. Therefore, the Department has modified Condition 11(g) as follows:

         (g) Notification that periodic meetings will be held, upon the request of Plan investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    With respect to modifications to the Summary of Facts and Representations of the Notice, the Applicants suggest that the last sentence of the second paragraph of Representation 8 be revised to reflect the fact that, in certain circumstances, the quarterly investment allocation fee can be lower than 1.35 percent. In response to this comment, the Department has revised Representation 8 to read as follows:

         The quarterly allocation fee of 1.35 percent per annum may be lowered in connection with (a) investments of $100,000 or more in the Target Program or (b) the fee offset described in Representation 20.

    The Applicants also request that the Department revise the first sentence of Footnote 9 in which Prudential Securities states that a Plan administrator, trustee or named fiduciary, as the recordholder of Trust share, will make available the Trust Prospectus to section 404(c) Plan participants. The Applicants explain that Prudential Securities is not in a position to make any statements with respect to actions undertaken by Plan administrators, trustees or named fiduciaries. Therefore, they recommend that the first sentence of Footnote 9 be deleted.

    The Department does not concur entirely with the suggested modification. Rather than deleting the first sentence of the footnote, the Department believes the sentence can be clarified to read as follows:

         In the case of a section 404(c) Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, has agreed to make the Trust Prospectus available to section 404(c) Plan participants.

    With respect to Representation 17 of the Notice, the Applicants state that it is possible that the outside fee can be negotiated to a level below .50 percent. However, the Applicants anticipate that this fee will generally be no lower than .50 percent. Therefore, they suggest that the Department revise the third sentence of Representation 17 to reflect that the fee will generally range from .50 percent to a maximum of 1.35 percent. The Department concurs with this change and has revised sentence three of Representation 17 as follows:

         The "outside fee," which is computed quarterly, generally ranges on an annual basis from .50 percent up to a maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios.

    The Applicants note that a Plan may be given the option of being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from the Plan's account with Prudential Securities. In the event the Plan elects to be invoiced separately for the outside fee, the Applicants state that the fee is payable 45 days after the end of each calendar quarter or, for additional investments, after such investments aggregate $10,000. Therefore, the Applicants suggest that relevant portions of Representations 17, 18 and 20 of the Notice be revised as well as Footnote 18.

    In response to this change, the Department has revised Representation 17 of the Notice by changing the initial clause of the second paragraph to read "For some Plan investors" instead of "For Plan investors" and adding a new third paragraph which should be inserted at the end of the text of this representation. The new paragraph would read as follows:

         Plan investors will be given the option of either being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from their Prudential Securities account. In the event the Plan elects to be invoiced separately for the outside fee, the fee is payable 45 calendar days after the end of the quarter. However, if the Plan elects to have the outside fee deducted from its Plan account with Prudential Securities, such outside fee would be payable within 6 business days of the trade date for an initial investment or within 6 business days of the current calendar quarter.

The Department also wishes to clarify that the term "applicable fee" referred to in the initial sentence of Representation 18 means the "outside fee" which will be paid after a Plan's additional investments in the Trust total $10,000 or more. Therefore, the Department has revised this sentence by placing the term outside fee in parentheticals. The revised sentence reads as follows:

         Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee (i.e., the outside fee), pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later.

    To reflect the dual billing procedure that Prudential Securities has established for Plans investing in the Trust, the Department has revised paragraph 5 of the hypothetical example contained in Representation 20 of the Notice. The amended paragraph now reads as follows:

         The account of the Plan investor (as with other investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus. However, if the Plan investor is separately invoiced by Prudential Securities, the outside fee would be payable 45 calendar days after the end of the calendar quarter.

    The Department has also amended Footnote 18 by adding new language to that contained in the parenthetical so as to reflect the two payment schedules for the outside fee:

         * * * i.e., on or about the sixth business day of the first month of the calendar quarter or within 45 calendar days after the end of the calendar quarter.

    Finally, with respect to the example contained in Representation 20, the Applicants point out that in Clause (1) of the first paragraph of the example (id at 37520) inadvertently includes the word "not" prior to the word "retain." The Department concurs with this change and has deleted the word "not" so that Clause (1) will read as follows:

         * * * (1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would retain, after payment of the subadvisory fee to the Sub-Adviser, an inside fee of .125 percent;

    Upon a review of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the modifications described above.

    FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

                      (This Page Intentionally Left Blank)

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
                            ------------------------

                               TABLE OF CONTENTS

                                              PAGE
                                              -----
Summary.....................................      2
Trust Expenses..............................      6
Financial Highlights........................      8
Description of the Portfolios...............     13
  Investment Objectives and Policies........     13
  Other Investments and Policies............     22
  Investment Restrictions...................     42
Management of the Trust.....................     42
  Manager...................................     42
  Advisers..................................     44
  Distributor...............................     50
  Portfolio Transactions....................     50
  Year 2000.................................     50
Net Asset Value.............................     51
Purchase and Redemption of Shares...........     52
  How to Purchase Shares....................     52
  How to Sell Shares........................     54
  Shareholder Services......................     55
Taxes, Dividends and Distributions..........     55
General Information.........................     58
  Performance Information...................     58
  Description of Shares.....................     59
  Custodian and Transfer and Dividend
    Disbursing Agent........................     59
  Additional Information....................     60
Appendix I -- Description of Security
  Ratings...................................    I-1
Appendix II -- Exemptions...................   II-1

                            ------------------------
TMF 158 A

                                                     CUSIP NOS.:

Large Capitalization Growth                                          875921 20 7
Large Capitalization Value                                           875921 10 8
Small Capitalization Growth                                          875921 40 5
Small Capitalization Value                                           875921 30 6
International Equity                                                 875921 50 4
International Bond                                                   875921 87 6
Total Return Bond                                                    875921 88 4
Intermediate-Term Bond                                               875921 80 1
Mortgage Backed Securities                                           875921 70 2
U.S. Government Money Market                                         875921 60 3

                                                                            LOGO

                                                                      THE TARGET

                                                              PORTFOLIO TRUST(R)

                                                                      PROSPECTUS
                                                                     MAY 1, 1998